Document and Entity Information	12 Months Ended
Mar. 31, 2012
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	TCL
Entity Registrant Name	TATA COMMUNICATIONS LTD
Entity Central Index Key	0001116134
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	285,000,000

Consolidated Balance Sheets In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Current assets
Cash and cash equivalents	$ 54	2,758	6,831
Investments			916
Accounts receivable (net of allowances of Rs. 2,452 million and Rs. 3,267 million as of March 31, 2011 and 2012) (includes Rs. 1,197 million and Rs. 1,472 million as of March 31, 2011 and 2012 due from related parties)	515	26,212	19,226
Prepaid expenses and other current assets (net of allowances of Rs. 617 million and Rs. 687 million, as of March 31, 2011 and 2012) (includes Rs. 33 million and Rs. 98 million as of March 31, 2011 and 2012 due from related parties)	152	7,754	4,836
Total current assets	721	36,724	31,809
Investments	81	4,104	4,100
Investments in equity method investees	6	313	217
Advances for investments			445
Property, plant and equipment, net	2,772	141,093	107,838
Intangible assets, net	119	6,047	2,833
Goodwill	579	29,430	6,361
Advance income taxes (net)	337	17,167	18,515
Other non-current assets (includes Rs. 4,396 million and Rs. 2,899 million as of March 31, 2011 and 2012 due from related parties)	239	12,103	11,625
Total assets	4,854	246,981	183,743
Current liabilities
Accounts payable (includes Rs. 1,250 million and Rs. 1,182 million as of March 31, 2011 and 2012 due to related parties)	558	28,409	24,758
Short-term debt and current portion of long-term debt	317	16,117	22,727
Accrued expenses and other current liabilities (includes Rs. 1,440 million and Rs. 1,552 million as of March 31, 2011 and 2012 due to related parties)	458	23,296	17,406
Total current liabilities	1,333	67,822	64,891
Long-term debt, net of current portion	1,952	99,330	46,100
Other non-current liabilities (includes Rs. 1,741 million as of March 31, 2011 and 2012 due to related parties)	800	40,729	33,573
Total liabilities	4,085	207,881	144,564
Commitments and contingencies (See Note 28)
Shareholders' equity
Equity shares par value Rs. 10 each Authorized: 400,000,000 shares; Previous Year 300,000,000 shares (See Note 19) Issued and outstanding 285,000,000 shares as of March 31, 2011 and 2012	56	2,850	2,850
Additional paid-in-capital	305	15,506	15,770
Retained earnings	463	23,549	20,807
Accumulated other comprehensive loss	(86)	(4,359)	(316)
Total Tata Communications Limited shareholders' equity	738	37,546	39,111
Non-controlling interest in subsidiary	31	1,554	68
Total shareholders' equity	769	39,100	39,179
Total liabilities and shareholders' equity	$ 4,854	246,981	183,743

Consolidated Balance Sheets (Parenthetical) In Millions, except Share data, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2012 Related Parties INR	Mar. 31, 2011 Related Parties INR
Accounts receivable, allowance		3,267	2,452
Accounts receivable, related parties		1,472	1,197
Prepaid expenses and other current assets, allowance		687	617
Prepaid expenses and other current assets	152	7,754	4,836	98	33
Other non-current assets	239	12,103	11,625	2,899	4,396
Accounts payable, related party		1,182	1,250
Accrued expenses and other current liabilities	458	23,296	17,406	1,552	1,440
Other non-current liabilities	$ 800	40,729	33,573	1,741	1,741
Equity shares, par Value		10	10
Equity shares, Authorized	400,000,000	400,000,000	300,000,000
Equity shares, shares issued	285,000,000	285,000,000	285,000,000
Equity shares, shares outstanding	285,000,000	285,000,000	285,000,000

Consolidated Statement of Operations In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR	Mar. 31, 2012 American Depository Share USD ($)	Mar. 31, 2012 American Depository Share INR	Mar. 31, 2011 American Depository Share INR	Mar. 31, 2010 American Depository Share INR
Operating revenues:
Revenues from telecommunication services (includes Rs. 4,670 million, Rs. 4,607 million and Rs. 4,180 million in fiscals 2010, 2011 and 2012 from related parties)	$ 2,749	139,885	113,840	106,080
Cost of revenues
Network and transmissions cost (excluding depreciation and amortization of Rs. 11,357 million, Rs. 11,962 million and Rs. 15,320 million in fiscals 2010, 2011 and 2012) (includes Rs. 2,634 million, Rs. 3,214 million and Rs. 3,287 million in fiscals 2010, 2011 and 2012 from related parties)	1,512	76,917	67,213	61,452
License fees (includes Rs. 794 million, Rs. 653 million and Rs. 841 million in fiscals 2010, 2011 and 2012 from related parties)	18	928	664	794
Total cost of revenues	1,530	77,845	67,877	62,246
Operating costs
Depreciation and amortization	360	18,329	13,980	14,074
Other operating costs (includes Rs. 1,072 million, Rs. 587 million and Rs. 1,591 million in fiscals 2010, 2011 and 2012 from related parties)	848	43,153	32,347	31,323
Total operating costs	1,208	61,482	46,327	45,397
Operating income/(loss)	11	558	(364)	(1,563)
Non-operating income/(loss), net:
Gain on sale of investments	7	379	138	347
Interest income on income tax refunds	2	101	40	2,183
Interest income from banks and others (includes Rs. 552 million, Rs. 707 million and Rs. 163 million in fiscals 2010, 2011 and 2012 from related parties)	6	296	762	673
Interest expense (includes Rs. Nil, Rs. Nil and Rs. 111 million in fiscals 2010, 2011 and 2012 from related parties)	(149)	(7,591)	(4,088)	(4,188)
Fair value gain on previously held interest in equity method investee recognised on business acquisition	217	11,047	128
Other non-operating income, net (includes Rs. 64 million, Rs. 88 million and Rs. 51 million in fiscals 2010, 2011 and 2012 from related parties)	9	446	1,703	1,165
Total non-operating income/(loss), net	92	4,678	(1,317)	180
Income/(loss) before income taxes	103	5,236	(1,681)	(1,383)
Income tax (expense) /benefit	(101)	(5,138)	(765)	969
Dividend tax	(2)	(92)		(218)
Equity in net loss of equity method investees	(19)	(944)	(5,636)	(3,192)
Net income/(loss)	(19)	(938)	(8,082)	(3,824)
Net (income)/loss attributable to non-controlling interest	84	4,250	(13)	(12)
Net income/(loss) attributable to Tata Communications Limited	$ 65	3,312	(8,095)	(3,836)
Per share Information:
Basic earnings/(loss) per equity share	$ 0.23	11.62	(28.4)	(13.46)	$ 0.46	23.24	(56.8)	(26.92)
Weighted number of equity shares outstanding	285,000,000	285,000,000	285,000,000	285,000,000

Consolidated Statement of Operations (Parenthetical) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR	Mar. 31, 2012 Related Parties INR	Mar. 31, 2011 Related Parties INR	Mar. 31, 2010 Related Parties INR	Mar. 31, 2012 Network and Transmissions INR	Mar. 31, 2011 Network and Transmissions INR	Mar. 31, 2010 Network and Transmissions INR	Mar. 31, 2012 License Fees INR	Mar. 31, 2011 License Fees INR	Mar. 31, 2010 License Fees INR
Revenues from telecommunication services, related party		4,180	4,607	4,670
Network and transmissions cost, depreciation and amortization		15,320	11,962	11,357
Related party costs								3,287	3,214	2,634	841	653	794
Other operating costs	848	43,153	32,347	31,323	1,591	587	1,072
Interest income from banks and others	6	296	762	673	163	707	552
Interest expense	149	7,591	4,088	4,188	111
Other non-operating income, net	$ 9	446	1,703	1,165	51	88	64
Number of equity shares represented by each ADS	2	2	2	2

Statements of Changes in Shareholders' Equity In Millions, except Share data	Total USD ($)	Total INR	Equity share capital USD ($)	Equity share capital INR	Additional paid-in capital USD ($)	Additional paid-in capital INR	Retained earnings USD ($)	Retained earnings INR	Accumulated other comprehensive income / (loss) USD ($)	Accumulated other comprehensive income / (loss) INR	Total Tata Communications Limited shareholders' equity USD ($)	Total Tata Communications Limited shareholders' equity INR	Non- controlling interest USD ($)	Non- controlling interest INR	Comprehensive income / (loss) USD ($)
Beginning Balance at Mar. 31, 2009		52,517		2,850		15,770		34,021		(174)		52,467		50
Beginning Balance (in shares) at Mar. 31, 2009				285,000,000
Net income (loss)		(3,824)						(3,836)				(3,836)		12	(3,824)
Net unrealized (loss) gain on available-for-sale securities, net of realized gain and net of tax effect of Rs. 19 million in 2011 and 20 million in 2010		18								18		18			18
Foreign currency translation adjustment		587								586		586		1	587
Dividends paid		(1,288)						(1,283)				(1,283)		(5)
Effective portion of net (loss) gain on derivative instrument designated as cash flow hedge		20								20		20			20
Funded status on employee benefit plans net of tax effect of Rs. 150 million in 2012, 94 million in 2011, and 332 million in 2010		(711)								(711)		(711)			(711)
Comprehensive (loss) income															(3,910)
Comprehensive (loss) income attributable to equity shareholders															(3,923)
Comprehensive (loss) income attributable to non-controlling interest															13
Ending Balance at Mar. 31, 2010		47,319		2,850		15,770		28,902		(261)		47,261		58
Ending Balance (in shares) at Mar. 31, 2010				285,000,000
Net income (loss)		(8,082)						(8,095)				(8,095)		13	(8,082)
Net unrealized (loss) gain on available-for-sale securities, net of realized gain and net of tax effect of Rs. 19 million in 2011 and 20 million in 2010		(24)								(24)		(24)			(24)
Foreign currency translation adjustment		(228)								(227)		(227)		(1)	(228)
Dividends paid		(2)												(2)
Effective portion of net (loss) gain on derivative instrument designated as cash flow hedge		(31)								(31)		(31)			(31)
Funded status on employee benefit plans net of tax effect of Rs. 150 million in 2012, 94 million in 2011, and 332 million in 2010		227								227		227			227
Comprehensive (loss) income															(8,138)
Comprehensive (loss) income attributable to equity shareholders															(8,150)
Comprehensive (loss) income attributable to non-controlling interest															12
Ending Balance at Mar. 31, 2011		39,179		2,850		15,770		20,807		(316)		39,111		68
Ending Balance (in shares) at Mar. 31, 2011				285,000,000
Fair Value of Non Controlling Interest on acquisition		1,146												1,146
Issue of shares to Non Controlling Interest		4,556												4,556
Changes in ownership interest in subsidiary						(264)						(264)		264
Net income (loss)	(19)	(938)						3,312				3,312		(4,250)	(938)
Net realized gain on available-for-sale securities reclassified, net of tax effect of Rs. 1 million		(3)								(3)		(3)			(3)
Foreign currency translation adjustment		(4,184)								(3,959)		(3,959)		(225)	(4,184)
Dividends paid		(575)						(570)				(570)		(5)
Effective portion of net (loss) gain on derivative instrument designated as cash flow hedge		268								268		268			268
Funded status on employee benefit plans net of tax effect of Rs. 150 million in 2012, 94 million in 2011, and 332 million in 2010		(349)								(349)		(349)			(349)
Comprehensive (loss) income															(5,206)
Comprehensive (loss) income attributable to equity shareholders															(731)
Comprehensive (loss) income attributable to non-controlling interest															(4,475)
Ending Balance at Mar. 31, 2012	$ 769	39,100	$ 56	2,850	$ 305	15,506	$ 463	23,549	$ (86)	(4,359)	$ 738	37,546	$ 31	1,554	$ (102)
Ending Balance (in shares) at Mar. 31, 2012			285,000,000

Statements of Changes in Shareholders' Equity (Parenthetical) (INR) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Net unrealized (loss) gain on available-for-sale securities, net of realized gain, tax effect		(19)	20
Funded status on employee benefit plans, tax effect	150	(94)	332
Net realized gain on available-for-sale securities reclassified, tax effect	(1)
Retained earnings, restricted for non-convertible debenture (NCD) redemption	7,308	10,181

Consolidated Statements of Cash Flows In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Cash flows from operating activities:
Net income (loss)	$ (19)	(938)	(8,082)	(3,824)
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	360	18,329	13,980	14,074
Loss/ (gain) on sale of property, plant and equipment, net	(1)	(31)	489	10
Gain on sale of available-for-sale investments	(7)	(379)	(138)	(347)
Allowances for Doubtful debts (Net of recoveries)	13	647	484	823
Equity in net loss of equity method investees	19	944	5,636	3,192
Fair value gain on previously held interest in equity method investee recognised on business acquisition	(217)	(11,047)	(128)
Joint venture termination fees			(90)
Deferred income tax expense (benefit)	77	3,907	(245)	882
Net change in:
Accounts receivable	(78)	(3,993)	(39)	23
Advance income taxes, net	25	1,283	3,103	(6,876)
Prepaid expenses, other current and non current assets	(137)	(6,964)	(495)	(1,411)
Accounts payable, other current and non-current liabilities	126	6,411	(2,797)	7,867
Net cash provided by operating activities	161	8,169	11,678	14,413
Cash flows from investing activities:
Purchase of property, plant and equipment	(356)	(18,103)	(14,573)	(24,180)
Purchase of intangible assets	(16)	(791)	(793)	(882)
Proceeds from sale of property, plant and equipment	4	207	106	208
Proceeds from sale of available-for-sale investments	1,015	51,648	22,449	105,504
Purchase of available-for-sale investments	(989)	(50,357)	(18,634)	(102,678)
Purchase of shares in equity method investees	(5)	(255)	(530)	(808)
Loans given to equity method investees	(15)	(765)	(3,110)	(1,284)
Acquisition of business, net of cash acquired	(26)	(1,313)	(242)	(149)
Change in restricted cash		(19)	(2)	3
Short-term bank deposits		12	13	2,662
Inter Corporate Deposit given	(28)	(1,400)
Inter Corporate Deposit matured	26	1,300
Purchase of investments		(1)	(1)
Loan to non-controlling interest of subsidiaries	(22)	(1,112)
Refund of amount paid towards joint venture with China Enterprise Communications.			748
Advances for investments			(455)
Net cash used in investing activities	(412)	(20,949)	(15,024)	(21,604)
Cash flows from financing activities:
Proceeds from long-term borrowings	413	21,049	26,501	10,386
Long-term borrowings repaid	(185)	(9,413)	(26,442)	(997)
Proceeds from short-term borrowings	421	21,402	17,827	28,212
Short-term borrowings repaid	(535)	(27,223)	(10,675)	(32,289)
Proceeds of bank overdrafts, net	34	1,739	669	184
Loan from non-controlling interest of subsidiary	22	1,112
Dividends paid (includes Rs. 946 million, Rs. Nil and Rs. 407 million in fiscals 2010, 2011 and 2012 paid to related parties)	(11)	(570)		(1,283)
Dividend paid to non-controlling interest of subsidiary		(5)	(2)	(5)
Payment of finance lease obligations	(1)	(28)	(31)	(22)
Net cash provided by financing activities	158	8,063	7,847	4,186
Net change in cash flows	(93)	(4,717)	4,501	(3,005)
Effect of foreign exchange differences on cash flows	13	644	(59)	344
Cash and cash equivalents, beginning of year	134	6,831	2,389	5,050
Cash and cash equivalents, end of year	54	2,758	6,831	2,389
Supplementary cash flow information:
Interest paid (net of interest capitalized)	154	7,819	3,976	3,840
Income taxes paid (refunds)	(2)	(107)	(2,290)	4,982
Supplementary disclosure of non-cash investing activity:
Payables for capital purchases	63	3,206	2,010	909
Supplementary disclosure of non-cash financing activity:
Loan from non-controlling interest converted to preference shares in SEPCO group	$ 90	4,556

Consolidated Statements of Cash Flows (Parenthetical)(Related Parties INR) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2010
Dividends paid	407	946

Background	12 Months Ended
Mar. 31, 2012
Background

1. Background

Tata Communications Limited (“Tata Communications India”) and its subsidiaries (collectively “Tata Communications” or “the Company”) offer international and national voice and data transmission services, selling and leasing of bandwidth on undersea cable systems, Internet dial up and broadband services, and other value-added services comprised mainly of mobile global roaming and signaling services, transponder lease, data centers, telex and telegraph and television uplinking.

The Tata group, directly and indirectly through Tata Sons Limited, Panatone Finvest Limited and Tata Power Company Limited, and the GOI owned 50.03% and 26.12%, respectively of the Company’s equity shares, as of March 31, 2012.

The consolidated financial statements of Tata Communications include the financial statements of Tata Communications India and its subsidiaries, Tata Communications International Pte Ltd. (“TCIPL”) and its subsidiaries, SEPCO Communications Pty Ltd,(SEPCO) and its subsidiaries, Tata Communications Lanka Ltd.(“TCLL”), VSNL SNO SPV Pte Ltd. (“SNOSPV”), Tata Communications Transformation Services Limited (“TCTSL”), Tata Communications Banking InfraSolutions Limited (“TCBIL”), and S&A Internet Services Private Limited (“SAISPL”).

On May 30, 2011, the Company through its wholly-owned subsidiary SNOSPV acquired an additional equity ownership interest of 24.50% in SEPCO. Consequently, the SEPCO Group (SEPCO and Neotel collectively referred to as SEPCO Group) became a subsidiary. As a result of this additional acquisition, Tata Communication’s equity ownership interest in SEPCO increased from 43.16% to 67.66% and effective interest in Neotel increased from 49.01% to 61.50% as on May 30, 2011. Neotel offers wholesale and carrier services, enterprise business solutions, mid-market and retail consumer related telephony and data services. The assets, liabilities and results of SEPCO group are included in consolidated financial statements with effect from May 30, 2011. [See note 3(i)].

In India, the Company is regulated by Department of Telecommunications (DoT), GoI and the TRAI. In Singapore and Hong Kong, the Company is regulated by the Infocomm Development Authority of Singapore and the Office of the Telecommunications Authority of the Special Administrative Region, respectively. In North America, the Company is regulated by the Canadian Radio-television and Telecommunications Commission and Industry Canada, and the U.S. Federal Communications Commission, under the Communications Act of 1934, as amended. In the United Kingdom, the Company is regulated by the Office of Communications. In South Africa, the Company is regulated by Independent Communications Authority of South Africa (ICASA). In other areas of the world, the Company is subject to various foreign regulations.

Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Significant Accounting Policies

2. Significant Accounting Policies

a. Basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

b. Basis of consolidation

The Company consolidates all entities in which it has control. In addition, the Company reviews its relationships with other entities to assess if it is the primary beneficiary of a variable interest entity. If the determination is made that it is the primary beneficiary, then that entity is consolidated. In fiscals 2010, 2011 and 2012, the Company was not the primary beneficiary of any variable interest entity. Inter-company transactions, balances, and unrealized profits and losses on such transactions are eliminated on consolidation.

c. Investments in equity method investee

Investments in entities where the Company has significant influence, generally where the Company controls between 20% and 50% of the voting stocks of such entities, are accounted for using the equity method. Investments in equity method investees are initially recorded at cost and is adjusted in subsequent periods to reflect the Company’s share of earnings or loss of the equity method investee and any impairment. The Company’s equity in net loss of equity method investees in excess of the equity ownership interest is recognized in the statement of operations as an adjustment to other investments.

d. Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires the management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses for the years presented. Actual results could differ from these estimates. Material estimates included in these consolidated financial statements that are susceptible to change as more information becomes available include allowances for uncollectible accounts receivable and other current assets, useful lives of property, plant and equipment and intangible assets, residual values of property, plant and equipment, asset retirement obligations, retirement benefits, impairment of goodwill and property, plant and equipment and income taxes including valuation of deferred tax assets.

e. Business Combination

Business combination transactions in which the Company obtains control over one or more businesses are accounted under the acquisition method. Identifiable assets acquired and liabilities assumed, and non-controlling interests are recognized at acquisition date fair values. Previously held interests in the acquiree are remeasured to fair value at the acquisition date and any resulting gain or loss is recognized in earnings. Goodwill represents the excess of aggregate of the consideration transferred, fair value of the non-controlling interest and in a business combination achieved in stages, the acquisition-date fair value of the Company’s previously held equity interest in the acquiree over the fair value of the assets acquired and liabilities assumed.

f. Cash and cash equivalents

Cash and cash equivalents represents cash on hand and held with banks including demand deposits, which are unrestricted as to withdrawal and use, and which have maturities of three months or less when purchased.

g. Investments

Investments in securities with readily determinable market values are classified as available-for-sale securities and recorded at fair value. Unrealized gains and losses on such securities, net of applicable taxes, are reported in accumulated other comprehensive income, a separate component of shareholders’ equity. Realized gains and losses on sale of securities are recorded on the trade date and the cost in respect of available-for-sale securities sold is determined on a weighted average basis.

Equity securities that do not have readily determinable fair values are recorded at original cost. Fair values of these securities are not estimated if there are no events or changes in circumstances that may have a significant effect on the carrying amount. Other than temporary declines in fair values below cost are reflected in earnings as realized loss.

The Company has not classified any securities as trading or held to maturity.

h. Accounts receivable

Accounts receivable are stated at their expected realizable values, net of allowances for uncollectible receivables. Accounts receivable and payable are disclosed on a net basis where a legal right of set-off exists. These payables and receivables are generally settled on a net basis.

Allowances for accounts receivables are provided when collection is not probable based on current information and historical experience, including the current creditworthiness of each customer. Account balances are generally written off against the allowance only after all means of collection have been exhausted and the potential for recovery is considered remote.

i. Goodwill

Goodwill is assessed for impairment on an annual basis on March 31 or earlier when events or circumstances indicate that the carrying amount of goodwill exceeds its implied fair value.

Goodwill impairment assessment is a two-step test. The first step compares the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the impairment loss amount, if any. However, if the carrying amount of a reporting unit is zero or negative, the second step of the impairment test shall be performed to measure the amount of impairment loss, if any, when it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist.

The Company uses an income-based valuation approach to determine the fair value of the reporting unit by estimating the present value of future cash flows after considering current economic conditions and trends, estimated future operating results and growth rates, anticipated future economic and regulatory conditions and availability of necessary technology and network infrastructure.

When required to perform the second step, the Company compares the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount exceeds the implied fair value, an impairment loss equal to that excess amount is recognized, not to exceed the goodwill carrying amount. The Company determines the implied fair value of goodwill for a reporting unit by assigning the fair value of the reporting unit to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination. The excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of the goodwill. This assignment process is only for purposes of testing goodwill impairment and the Company does not adjust the carrying amounts of the recognized assets and liabilities (other than goodwill, if appropriate) or recognize previously unrecognized intangible assets in the consolidated balance sheet as a result of this assignment process.

j. Intangible assets

The Company’s intangible assets include customer relationships, computer software, licenses, favorable leases and brand. Costs incurred on application development of internal use computer software are capitalized. Capitalization is commenced when the preliminary stage is complete, funding is committed, and it is probable that the project will be completed and the software will perform the function intended. Upgrades and enhancements that result in additional functionality are capitalized. Costs of ongoing maintenance, support and training activities are expensed as incurred. Customer relationships computer software, ISP license and Favorable Lease are amortized using the straight-line method, over the following estimated economic useful lives:

Years

Customer relationships	7 to 14.5
Computer software	3 to 6
Licenses	License term
Favorable Lease	Period of Lease
Brand	Indefinite

k. Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Cost includes purchase price, taxes and duties, installation expenses, interest cost and other direct costs incurred till the date the asset is available for use. Interest incurred for constructed asset is capitalised up to the date the asset is ready for its intended use based on the weighted average rate of all borrowings. The cost of construction in progress is transferred to the appropriate asset category, when construction is complete and the asset is available for use.

Property, plant and equipment includes intangible assets in the nature of indefeasible rights of use (“IRU’s”) for international and domestic telecommunication circuits, which the Company acquires from time to time. IRU arrangements under which the Company has the right to exclusively use a substantial portion of the capacity in the cables for substantially all of the economic lives of the cables are capitalized as intangible assets. The Company has the obligation for costs of operations, maintenance and administration, and has the risk of obsolescence during the contract period.

Depreciation is charged on a straight-line basis over the estimated economic useful lives of property, plant and equipment. Land is not depreciated. The estimated useful economic lives are as follows:

Years

Leasehold improvements	Lesser of useful life or term of lease
Buildings	12 to 58
Plant and machinery	2 to 20
Computers	3 to 5
Motor vehicles	3 to 5
Furniture and fixtures	3 to 15

Cables under IRU arrangements are amortized on a straight-line basis over a period of 15 years or the contracted period of right to use, whichever is lower.

l. Asset retirement obligation

The Company’s asset retirement obligations relate to the costs associated with the removal of long-lived assets when they will be retired. The Company records a liability at the estimated current fair value of the costs associated with the removal obligations. The fair value of a liability for asset retirement obligation is recognized if a reasonable estimate of the fair value can be made. The liability for asset retirement cost is capitalized by increasing the carrying amount of the related long-lived asset and is depreciated over its useful life. The estimated removal liabilities are based on historical cost information, industry factors and engineering estimates. The Company measures changes in liability for an asset retirement obligation due to passage of time by applying an interest method of allocation to the amount of the liability at the beginning of the period. The interest rate used to measure that change is the credit-adjusted risk-free rate that existed when the liability was initially measured. That accretion is recognized as an increase in the carrying amount of the liability and as an expense classified as interest expense in the statement of operations.

m. Impairment of long-lived assets

The Company evaluates the carrying amount of its long-lived assets for impairment whenever events or circumstances indicate the carrying amount of such assets may not be recoverable. The Company subjects such assets to a test of recoverability based on the undiscounted cash flows from use or disposition of such assets. If the carrying amount of the asset exceeds the undiscounted cash flows, the Company recognizes an impairment loss measured as the amount by which the carrying amount of the long-lived asset exceeds the fair value.

n. Derivative financial instruments

The Company uses derivative financial instruments such as forward exchange contracts to mitigate the risk of changes in foreign exchange rates. The Company is also exposed to market risks associated with changes in interest rates. The Company uses derivative instruments such as interest rate swaps to manage its exposure to interest rate movements relating to its variable-rate long-term debts. The counterparty to these contracts is generally a bank.

In respect of cash flow and net investment hedges, the Company formally documents all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking various hedge transactions.

The Company formally assesses, both at the hedge’s inception and on a quarterly basis, whether the derivatives that are used in hedging transactions have been highly effective in offsetting changes in the cash flows and in the fair values of the hedged items and whether those derivatives may be expected to remain highly effective in future periods. When it is determined that a derivative is not, or has ceased to be, highly effective as a hedge, the Company discontinues hedge accounting prospectively.

Derivative instruments are recorded at fair value on the balance sheet. The effective portion of the change in the fair value of a derivative that is designated as a cash flow hedge is recorded in accumulated other comprehensive income. When the hedged item affects earnings the gain or loss included in accumulated other comprehensive income is reported on the same line in the consolidated statements of operations as the hedged item. In addition, both the fair value of changes excluded from the Company’s effectiveness assessments and the ineffective portion of the changes in the fair value of derivatives used as cash flow hedges are reported in interest expense line in the consolidated statements of operations.

When hedge accounting is discontinued, the derivative is adjusted for changes in fair value through earnings. For cash flow hedges, gains and losses that were deferred in accumulated other comprehensive income as a component of shareholders’ equity in connection with hedged assets or liabilities will be recognized in interest expense in the same period the hedged item affects earnings.

Gains and losses on hedging instruments designated as hedges of the net investments in foreign operations are recognised in foreign currency translation reserve included in accumulated other comprehensive income to the extent that the hedging relationship is effective. In addition, both the fair value of changes excluded from the Company’s effectiveness assessments and the ineffective portion of the changes in the fair value of derivatives used as net investment hedges are reported in other non-operating income/loss in the consolidated statement of operations. Gains and losses accumulated in the other comprehensive income are included in the statement of operations when the foreign operation is disposed off.

Changes in fair value of derivative instruments that are not designated as a hedge are recorded immediately in other non-operating income/expense.

o. Revenue recognition

Revenues from voice, data and mobile roaming services are recognized based on usage when the minutes of voice calls are processed or data transmitted, based on contracted rates. Capacity contracts which convey the right to use a specified capacity on an identified fiber for a stated period of time, which is substantially lower than its economic useful life are classified as operating lease arrangements. These contracts typically range for a period between one and three years. Capacity contracts which do not convey the right to use a specified capacity on an identified fiber cable are accounted as service arrangements. Revenues from capacity contracts under operating lease and service arrangements are recognized on a straight line basis over the period of the contracts. Amounts received in advance for any services are recorded as deferred revenue. In the event that a customer terminates an IRU prior to the expiry of the contract and releases the Company from the obligation to provide future services, the remaining unamortized deferred revenue is recognized in the period the contract is terminated. Revenues from internet services are recognized based on usage by subscribers/ customers.

Revenue from sale of software licenses not requiring significant production, modification or customization is recognized, when delivery has occurred, the fee is fixed, collectability is probable and the Company does not have any remaining obligation.

Revenue is recognized when collectability is reasonably assured. The Company evaluates collectability assessing a number of factors including credit worthiness and past transaction history of customers.

p. Non-monetary transactions

Exchange of network capacities with other telecommunication service providers are recorded as non-monetary transactions and measured at the carrying amount of the capacities relinquished, as these exchanges are for similar productive assets used to provide telecommunication services to customers.

q. Cost recognition

Cost and expenses are recognized as incurred and are classified according to their functions as follows:

Network and transmission costs

Network and transmission costs primarily include interconnect charges paid or payable to domestic and foreign carriers for the termination of voice and data traffic, costs related to satellite, terrestrial and subsea leased circuits for the network backbone.

License fees

License fees are payable to the Department of Telecommunication (DoT), GOI for international long distance (“ILD”), national long distance (“NLD”) and internet service provider (“ISP”) licenses and are computed in accordance with the respective license fee agreements. In South Africa, the Company holds an electronic communications service (ECS) and electronic communications network service (ECNS) licenses. The Company additionally holds satellite hub ground station, satellite uplinking and various radio frequency spectrum licenses in South Africa and has access to a number of International Submarine Cable landing stations through its ECNS license issued by ICASA.

Operating costs

Operating costs primarily include employee compensation and other related costs, outsourced manpower costs, repairs and maintenance, utilities, advertising and marketing, legal and professional fees, allowances for uncollectible accounts receivables and other current assets, travel, insurance and other administrative costs.

r. Compensated absences

The Company provides for the cost of vacation earned based on the number of days of unutilized leave entitled at each balance sheet date.

s. Foreign currency

The functional currency of Tata Communications India and its Indian subsidiaries is the Indian Rupee, whereas the functional currency of TCIPL and its subsidiaries and VSNL SNOSPV Pte Ltd. is the United States Dollar, the functional currency of SEPCO Group is South African Rands (ZAR) and that of all other subsidiaries and equity method investees, the currency in the country of incorporation.

Foreign currency transactions are converted into the functional currency at the exchange rates prevailing on the date of transaction. Foreign currency denominated monetary assets and liabilities are translated into functional currency using the exchange rates prevailing on the balance sheet dates. Gains and losses on translation of foreign currency denominated monetary assets and liabilities are included in determination of earnings except gains and losses on foreign currency intra-entity transaction that are of a long term investment nature are recorded in foreign currency translation reserve in accumulated other comprehensive income.

The financial statements of foreign subsidiaries and equity method investees are translated into Indian rupees for the purposes of consolidation as follows: income statement items are translated at the average exchange rates for the period; assets and liabilities are translated at the exchange rates prevailing on the balance sheet dates. Unrealized translation gains and losses are reported in accumulated other comprehensive income.

t. Operating leases and service contracts

Purchase of capacity on specified cables for a stated period of time which is substantially lower than the economic lives of the cables are classified as operating lease, and recognized as expense on a straight-line basis over the contracted period.

Capacity purchase contracts which do not transfer the right to use any specific cable and do not identify capacity in specific cable, and under which the service provider can meet its obligation by routing the Company’s traffic utilizing capacity in any of its cable depending on availability are accounted as service contracts. Capacity expense under service contracts are recognized on a straight-line basis over the contract period.

u. Income taxes

Income tax expense comprises current income tax expense and changes in deferred tax assets and liabilities during the year.

Current income taxes:

Current income tax expense comprises taxes on income from operations in India and foreign tax jurisdictions. Income taxes payable in India is determined in accordance with the provisions of the Indian Income Tax Act of 1961. The current income tax expense for overseas subsidiaries has been computed based on the laws applicable to each entity in the jurisdiction in which that entity operates.

Advance taxes and liabilities for current income taxes are presented in the balance sheet after off-setting advance taxes and income taxes liabilities arising in the same tax jurisdiction pertaining to same financial year and where the Company intends to settle the asset and liability on a net basis.

Deferred income taxes:

Deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their respective tax bases, and unutilized business loss carry forwards. Deferred tax assets and liabilities are computed separately for each taxable entity in the consolidated enterprise and for each taxable jurisdiction. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. In assessing the likelihood of realization, management considers estimates of future taxable income, the character of income needed to realize future tax benefits, and all available evidence. The Company offsets deferred tax assets and deferred tax liabilities relating to taxes on income levied by the same governing tax authorities.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the income statement in the period of enactment of the change.

Uncertain tax positions are recognized using the more-likely-than-not threshold determined solely based on technical merits that the tax positions will sustain upon examination. Tax positions that met recognition threshold are measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. Interest and penalties relating to uncertain tax positions are classified as income tax expense in the statement of operations and reduced from advance income taxes which are presented in the balance sheet under non-current assets. Interest income on repayment of income taxes is presented separately in the statement of operations as an element of non-operating income.

v. Earnings per share

Basic earnings per equity share have been computed by dividing net income by the weighted average number of equity shares outstanding for the period. The Company did not have any dilutive potential equity shares outstanding in any of the periods presented.

w. Employee benefit plans

A.	Domestic:

a) Defined Contribution plan

•	Provident Fund

The Company makes contribution towards provident fund to a defined contribution retirement benefit plan for qualifying employees. The provident fund is administered by the Trustees of the TATA Communications Employees’ Provident Fund Trust. Under this scheme, the Company is required to contribute a specified percentage of payroll cost to fund the benefits which is expensed as incurred.

b) Defined Benefit Plans

•	Gratuity

The Company makes annual contributions for Employee’s Gratuity scheme to a fund administered by trustees covering all eligible employees. The plan provides for lump sum payment to vested employees at retirement, death while in employment or on termination of employment, an amount equivalent to 15 days salary payable for each completed year of service or part thereof in excess of six months. Vesting occurs upon completion of five years of service. The Company accounts for the liability for gratuity benefits payable in future based on an actuarial valuation. The difference between the fair value of plan assets and benefit obligation recognized, is reported in the balance sheet as a net asset or liability.

•	Medical Benefit

The Company reimburses domiciliary and hospitalization expenses incurred by eligible and qualifying employees and their dependent family members not exceeding certain specified limits under the TATA Communications employee’s medical reimbursement scheme. The scheme provides for cashless hospitalization where the claims are directly settled / reimbursed by the Company. Tata Communications India account for the liability for medical benefits based on an actuarial valuation.

•	Pension Plan

Benefits under the pension plan covered by purchased annuity contracts are excluded from benefit obligations. On the date of purchase, the excess of the purchase price of the participating annuity contract over the price of an equivalent nonparticipating annuity contract is recognized as an asset and is subsequently measured at fair value.

B.	International:

The Company’s defined benefit pension plans, covering certain employees, include a contributory plan, a non-contributory plan and a supplementary employee retirement plan (“SERP”). The benefits under the defined benefit plans are based on various factors, such as years of service and compensation. For certain employees, the Company also offers a non-pension post-retirement benefit plan covering retiree life insurance and health care coverage. In addition to these plans, there are defined contribution plans qualifying under Section 401(k) of the Internal Revenue Code for U.S. employees, a Registered Retirement Savings plan (“RRSP”) for Canadian employees, enabling qualified employees to contribute on a tax-deferred basis, and a Group Stakeholder Pension Plan (“GSPP”) for UK employees, enabling qualified employees to contribute on a tax-deferred basis.

The Company also has a defined contribution plan in South Africa under which the it pays a fixed percentage of employees’ remuneration as contributions into a separate fund, and will have no further legal or constructive obligations to pay additional contributions if the fund does not hold sufficient assets to pay all employee benefits relating to employee services in the current and prior periods. Contributions to defined contribution plans in respect of services during a period are recognised as an employee benefit expense when they are due.

•	Actuarial gain (loss)

The corridor method is used to amortize actuarial gains and losses (such as changes in actuarial assumptions and experience gains and losses). Under the corridor method, amortization is recorded only if the accumulated net actuarial gains or losses exceed 10% of the greater of the projected benefit obligation and the value of the plan assets.

x. Fair Value Measurements

Company measures the fair value of financial instruments in accordance with ASC 820-10 “Fair Value Measurement and Disclosure” which establishes the frame work for measuring fair value and also provides certain disclosure requirements. Primarily, AFS investment, derivative assets and liabilities are carried at fair value.

The fair value hierarchy is based on inputs to valuation techniques that are used to measure fair value that are either observable or unobservable and consists of the following three levels:

Level 1 — Inputs are quoted prices in active markets for identical assets or liabilities.

Level 2 — Inputs are quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable and market-corroborated inputs which are derived principally from or corroborated by observable market data.

Level 3 — Inputs which are unobservable reflecting internal assumptions are used in pricing assets or liabilities.

y. New accounting pronouncements

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in USGAAP and IFRS.” The issuance of ASU 2011-04 results in common fair value measurement and disclosure guidance and minimizes differences between USGAAP and International Financial Reporting Standards (IFRS). ASU 2011-04 requires disclosure of information about transfers between Level 1 and Level 2 measurements, disclosure of additional information for “Level 3” measurements and updates the existing measurement guidance. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The Company does not expect the adoption of ASU 2011-04 to have a material impact on the Company’s consolidated financial position, results of operations or disclosures.

In June 2011, the FASB issued ASU 2011-05 “Comprehensive Income (Topic 220): presentation of comprehensive income. The amendments require reporting entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This change is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and will be applied retrospectively. Subsequently, in December 2011, the FASB issued update accounting guidance for deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income. The remaining requirements of the guidance issued in June 2011 will become effective as originally issued. The Company is in the process of assessing the effect of adoption of ASU 2011-05 on the consolidated financial statement.

In September 2011, the FASB issued ASU 2011-08, “Intangible — Goodwill and others (Topic 350): Testing Goodwill for Impairment”, which amends the guidance in ASC 350-20. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e. step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. An entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying value amount. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company is in the process of assessing the effect of adoption of ASU 2011-08 on the consolidated financial statement.

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 201): Disclosure about Offsetting Assets and Liabilities”. The new accounting guidance requires entities to disclose information about offsetting and related arrangements to enable financial statement users to understand the effect of such arrangements on the statement of financial position as well as to improve comparability of balance sheets prepared under USGAAP and IFRS. The new guidance is effective for fiscal years beginning on or after January 1, 2013. The Company is in the process of assessing the effect of adoption of ASU 2011-11 on the consolidated financial statement.

In July 2012, the FASB issued ASU 2012-02 “Intangibles — Goodwill and Other (Topic 350): Testing indefinite-lived intangible assets for Impairment”. Under the revised guidance the entities testing impairment of indefinite-lived intangible assets other than goodwill have the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. Entities electing to perform a qualitative assessment is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines, based on a qualitative assessment, that it is “more likely than not” that the asset is impaired. ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company is in the process of assessing the effect of adoption of ASU 2012-02 on the consolidated financial statement.

z. Convenience Translation

The consolidated financial statements have been expressed in Indian rupees (“Rs.”), the Company’s reporting currency. For the convenience of the readers in the United States of America the consolidated financial statements as of and for the year ended March 31, 2012 have been translated into US dollars at US$ 1.00 = Rs. 50.89 based on the certified foreign exchange rates published by Federal Reserve Bank of New York on March 31, 2012. Such convenience translation should not be construed as a representation that the Indian rupee amounts have been or could be converted into US dollars at this or at any other rate of exchange, or at all.

Business acquisition	12 Months Ended
Mar. 31, 2012
Business acquisition

3. Business acquisition

(i)	On May 30, 2011, the Company acquired an additional ownership interest in SEPCO of 24.50% for a cash consideration of Rs. 2,806 million including the assumption of loans given by seller to SEPCO. As a result of this additional acquisition, Tata Communication’s equity ownership interest in SEPCO increased from 43.16% to 67.66% and effective interest in Neotel increased from 49.01% to 61.50% as on May 30, 2011. Consequently, the SEPCO Group became a subsidiary and has been consolidated from date of acquisition of controlling interest. As on March 31, 2012, the Company subscribed to additional shares of SEPCO Group, due to which the Company’s effective ownership interest in SEPCO Group increased from 61.50% to 64.10%.

As on March 31, 2011, the Company’s equity ownership interest in SEPCO Communications Pty Ltd (“SEPCO”) was 43.16%. SEPCO is an investment holding company which owns 51% equity ownership interest in Neotel (Pty) Ltd. Further the Company directly held 27% equity ownership interest in Neotel.

The following table summarises the consideration paid for SEPCO Group and fair value of the assets acquired and liabilities assumed at the acquisition date, as well as the fair value at the acquisition date of the non-controlling interest in SEPCO Group.

At May 30, 2011	In millions
Consideration
Cash	Rs.	2,806	US$	55
Fair value of Company’s previously held interest prior to business combination		11,821		232

	Rs.	14,627	US$	287

Recognized amount of identifiable assets acquired and liabilities assumed

	In millions
Cash and cash equivalents	Rs.	758	US$	15
Account Receivable		2,882		57
Prepaid and other assets		826		16
Property, Plant and Equipment		23,862		469
Identifiable intangible assets		3,188		62
Deferred tax assets (net)		5,252		103
Account payable and other liabilities		(9,190)		(181)
Borrowings		(33,968)		(667)

Total identifiable net liabilities		(6,390)		(126)
Non-controlling interest		(1,146)		(23)
Goodwill		22,163		436

	Rs.	14,627	US$	287

The total gross amounts of accounts receivables is Rs. 4,094 million (US$ 80 million) of which Rs. 1,212 million (US$ 23 million) is expected to be uncollectible.

The fair value of property, plant and equipment was estimated using the depreciated replacement cost. Identifiable intangible assets consist mainly of Rs. 1,022 million and Rs. 1,592 million relating to customer relationships and ‘Neotel’ brand respectively. Fair values of customer relationships were determined using the excess earnings method and that of the brand using the royalty relief method.

The fair value of the non-controlling interest was estimated applying the income approach. The fair value measurement is based on forecast of revenues and earnings before interest, taxes, depreciation and amortization (referred to as EBITDA) which consists of significant inputs that are not observable in the market and thus represents a fair value measurement categorized within level 3 of the fair value hierarchy as described in note 2(x). Key assumptions include a discount rate of 17.70%, terminal value based on a long term sustainable growth rate in EBITDA of 4% and adjusted because of the lack of control and marketability that market participants would consider when measuring the fair value of non-controlling interest in SEPCO Group.

The remeasurement of the Company’s previously held interest in SEPCO group to fair value resulted in a gain of Rs. 11,047 Million (US$ 217 million) which has been recognised in the statement of operations for fiscal 2012.

The goodwill is attributable to the expected profitability of the acquired business and to the strong lead that this acquisition provides in South Africa and other African markets which are expected to grow significantly. Goodwill is not deductible for tax purposes.

The following table presents supplemental unaudited pro-forma results of operations for fiscals 2011 and 2012 giving effect to the acquisition relating to SEPCO Group, as if it had occurred on April 1, 2010:

	As of March 31,
	2011		2012
	(unaudited)
	(In millions)
Revenues from telecommunication services	Rs.	126,607	Rs.	142,177	US$	2,794
Net loss		(14,101)		(13,002)		(255)

The supplemental unaudited pro-forma results of for fiscal 2012 were adjusted to exclude Rs. 11,047 million of gain on re-measurement of previously held interest in SEPCO group to fair value.

(ii)	In fiscal 2010, the Company acquired equity ownership of 22.86% in BitGravity, Inc (BitGravity) for Rs. 62 million. In September 2010, the Company acquired additional equity interest of 22.86% in BitGravity for Rs. 66 million and in February 2011, the Company acquired controlling interest by purchasing equity interest of 54.28% for Rs. 265 million. The aggregate purchase consideration including the fair value of previously held equity shares and convertible debt including interest accrued thereon was Rs. 987 million. The fair value of net assets was Rs. 390 million (including fair value of identifiable intangible assets of Rs. 276 million resulting in goodwill of Rs. 597 million. The re-measurement of previously held interest on the acquisition date resulted in a gain of Rs. 128 million which has been included in non-operating income. The impact of fair valuation of convertible debt was insignificant on the date of acquisition.

In fiscal 2011, the fair values of the identifiable intangible assets were recognized at provisional amounts because the Company was in the process of ascertaining and evaluating the information required to complete the valuation of these identified intangibles. There were no significant adjustments required to the provisional amounts on completion of valuation in fiscal 2012.

This acquisition does not have material impact on the operations of the Company and pro-forma disclosures have not been presented.

Cash and cash equivalents	12 Months Ended
Mar. 31, 2012
Cash and cash equivalents
4.	Cash and cash equivalents

Cash and cash equivalents consist of the following:

	As of March 31,
	2011		2012
	(In millions)
Cash	Rs.	1	Rs.	1	US$	—
Current account balances and deposits with banks in Indian rupees		4,253		611		12
Current account balances and deposits with banks in foreign currencies		2,577		2,146		42

Total	Rs.	6,831	Rs.	2,758	US$	54

Accounts receivable	12 Months Ended
Mar. 31, 2012
Accounts receivable
5.	Accounts receivable

Changes in the allowances for uncollectible accounts receivables are as follows:

	As of March 31,
	2010		2011		2012
	(In millions)

Beginning balance	Rs.	3,218	Rs.	2,502	Rs.	2,452	US$	48
Additional allowances for the year		2,284		974		1,070		21
Recoveries		(1,461)		(490)		(423)		(8)
Uncollectible receivables written off		(1,396)		(527)		—		—
Foreign currency translation adjustment		(143)		(7)		168		3

Ending balance	Rs.	2,502	Rs.	2,452	Rs.	3,267	US$	64

The Company has customer concentration risk, as disclosed in the table below showing the aggregated accounts receivable for five largest customers as of March 31, 2011 and 2012, respectively. Tata Communications’ exposure to other customers is diversified, and no other single customer has more than 1.7% and 1.8% of outstanding accounts receivable at March 31, 2011 and 2012 respectively.

Balances due from major customers are as follows:

	As of March 31, 2011
	(In millions, except percentages)
Customer H	Rs.	2,022	10%
Customer Q		780	4%
Customer G		481	3%
Customer P		352	2%
Customer R		342	2%
Others		15,249	79%

Total	Rs.	19,226	100%

	As of March 31, 2012
	(In millions, except percentages)
Customer H	Rs.	2,958	US$	58	11%
Customer F		1,349		27	5%
Customer Q		808		16	3%
Customer G		613		12	2%
Customer C		464		9	2%
Others		20,020		393	77%

Total	Rs.	26,212	US$	515	100%

Prepaid expenses and other current assets	12 Months Ended
Mar. 31, 2012
Prepaid expenses and other current assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets include the following:

	As of March 31,
	2011		2012
	(In millions)
Prepaid expenses	Rs.	1,968	Rs.	3,439	US$	68
Advances to suppliers and contractors (net of allowances of Rs. 80 million and Rs. 70 million as of March 31, 2011 and 2012 respectively)		236		325		6
Deferred income taxes (See note 17)		1,045		2,132		42
Recoverable indirect tax		540		672		13
Derivative financial instruments		273		—		—
Others (net of allowances of Rs. 537 million and Rs. 617 million as of March 31, 2011 and 2012 respectively)		774		1,186		23

Total	Rs.	4,836	Rs.	7,754	US$	152

Investments	12 Months Ended
Mar. 31, 2012
Investments

7. Investments

Investments consist of the following:

	As of March 31,
	2011		2012
	(In millions)
Current investments
Investments available-for-sale, at fair value	Rs.	916	Rs.	—	US$	—
Non-current investments
Investments at cost, net		4,100		4,104		81

Total	Rs.	5,016	Rs.	4,104	US$	81

Information on unrealized gains and losses from investments in available-for-sale securities is as follows:

	Amortized cost		Gross Unrealized gains		Fair value
	(In millions)
Available-for-sale securities
As of March 31, 2011;
Mutual Funds	Rs.	912	Rs.	4	Rs.	916

Total available-for-sale securities	Rs.	912	Rs.	4	Rs.	916

As of March 31, 2012;
Mutual Funds	Rs.	—	Rs.	—	Rs.	—

Total available-for-sale securities	Rs.	—	Rs.	—	Rs.	—

	US$	—	US$	—	US$	—

Dividends from investments were Rs. 2 million, Rs. 3 million and Rs. Nil in fiscals 2010, 2011 and 2012 respectively.

In fiscal 2010, the proceeds and gross realized gains from sale of available-for-sale securities were Rs. 105,504 million and Rs. 347 million, respectively. On sale of these securities, unrealized gain of Rs. 19 million were reclassified from accumulated other comprehensive income / (loss) to earnings.

In fiscal 2011, the proceeds and gross realized gains from sale of available-for-sale securities were Rs. 22,449 million and Rs. 138 million, respectively. On sale of these securities, unrealized gain of Rs. 52 million were reclassified from accumulated other comprehensive income / (loss) to earnings.

In fiscal 2012, the proceeds and gross realized gain from sale of available-for-sale securities were Rs. 51,648 million (US$ 1,015 million) and Rs. 379 million (US$ 7 million), respectively. On sale of these securities, realized gain of Rs. 4 million were reclassified from accumulated other comprehensive income / (loss) to earnings.

In fiscal 2009, the Company partially sold its investment in Tata Teleservices Limited (“TTSL”), a cost method investment, with carrying amount of Rs. 338 million to NTT Docomo Inc. (“the buyer”) for a cash consideration of Rs. 4,242 million and realized a gain of Rs. 3,904 million, reducing its ownership interest in TTSL from 14.43% to 10.66%. As of March 31, 2012, the Company’s effective ownership interest was reduced from 10.66% to 9.33% on account of non-subscription of rights issue of TTSL by the Company. In the event Company sells any of its remaining ownership interest in TTSL within the period of 3 years, the buyer will have first right to buy shares at fair value. The Company will have the first right to acquire TTSL shares at fair value in the event of a sale of shares by the buyer within a period of 3 years.

The Company, has an option to reacquire TTSL shares at fair value if any of the TTSL’s competitor acquires more than 10% of voting interest in buyer. The buyer has the option to sell the TTSL shares to the Company, at fair value, in the event any competitor of the buyer acquires more than 10% ownership interest in TTSL.

The buyer has an option to acquire additional interests in TTSL from the Company, at fair value, if TTSL does not meet certain performance targets by 2014. Additionally, the buyer has an option (referred to as the put option) to sell its interest in TTSL to the Company at the higher of fair value or 50% of the consideration paid by the buyer in the event TTSL does not meet any of the performance targets by 2014. The Company recognized the sale and recorded a gain, as the Company’s options to reacquire the shares are at fair value and therefore do not provide more than a trivial benefit to the Company. The exercise of put option was not considered probable as of March 31, 2009, and therefore the put option does not preclude the recognition of the sale and consequently the gain in determination of earnings. The put option is in the nature of a guarantee and fair value of guarantee at inception and as of March 31, 2012 was insignificant.

Additionally, the Company has provided guarantee of Rs. 5,485 million relating to representations and warranties in connection with the sale of Company’s investment in TTSL. These representation and warranties mainly relate to the validity of the Company’s title to TTSL shares, validity of the sale and issuance of the shares by the Company and TTSL, validity of TTSL’s telecommunication license. Additionally the guarantee indemnify the buyer against any loss on account of unrecorded or undisclosed liabilities, and for any loss that the buyer may incur in relation to TTSL’s contingent liabilities existing as on the date of sale agreements. The fair value of the guarantee at inception and as of March 31, 2012 was insignificant.

Investments in equity method investees	12 Months Ended
Mar. 31, 2012
Investments in equity method investees
8.	Investments in equity method investees

In fiscal 2011 and till May 29, 2011, the Company’s equity ownership interest in SEPCO Communications Pty Ltd (“SEPCO”) was 43.16%. SEPCO is an investment holding company which owns 51% equity ownership in Neotel (Pty) ltd, a company that provides telecommunications services in South Africa. In fiscal 2011 and till May 29, 2011, the Company directly held 27% equity ownership interest in Neotel. Additionally, the Company made investments of Rs. 464 million and Rs. 255 million in fiscal 2011 and till May 29, 2011 respectively. As described in note 3(i), the Company acquired majority equity ownership interest in SEPCO on May 30, 2011.

In fiscals 2010, 2011 and till May 29, 2011, the Company’s share of loss in SEPCO group was Rs. 3,197 million, Rs. 5,534 million and Rs. 972 million (US$ 19 million) respectively. Of this loss of Rs. 621 million, Rs. 83 million and Rs. 452 (US$ 9 million) has been allocated against investment and balance excess loss of Rs. 2,576 million, Rs. 5,451 million and Rs. 520 million (US$ 10 million) has been allocated against loans in fiscal 2010, 2011 and 2012, respectively.

Summarized combined financial information of SEPCO and Neotel accounted for under the equity method is as follows:

	2010		2011		2012*
	(In millions)
Revenues	Rs.	11,358	Rs.	14,807	Rs.	2,607	US$	51
Network and transmission cost		5,744		7,993		1,278		25
Loss from continuing operations before taxes		8,988		11,175		1,985		39
Net loss		6,524		11,293		1,985		39

*	Till the date of acquisition.

	As of March 31, 2011
	(In millions)
Current assets	Rs.	4,986
Non-current assets		27,261
Current liabilities		8,628
Non-current liabilities		45,774

In fiscal 2010 the Company acquired equity ownership interest of 22.86% in BitGravity for Rs. 62 million. In September 2010, the Company acquired additional equity an interest of 22.86% for Rs. 66 million in BitGravity Inc and in February 2011, the Company acquired controlling ownership interest by purchasing equity interest of 54.28% (refer to note 3 (ii)).

In fiscal 2010 and 2011 (till date of acquisition of control), the Company’s share of loss in BitGravity as an equity method investee was Rs. 5 million and Rs. 121 million, respectively.

In fiscal 2012, Neotel (Pty) Ltd has equity ownership interest of 20% in Number Portability Company (Pty) Limited. The share of income in Number Portability Company (Pty) Limited was Rs. 12 million.

During fiscal years ended 2011 and 2012, Tata Communications had equity ownership interest in United Telecom Limited (“UTL”) of 26.66%. In fiscal 2010, 2011 and 2012, the Company’s share of income in UTL was Rs. 10 million, Rs. 19 and Rs. 16 million, respectively.

Property, plant and equipment, net	12 Months Ended
Mar. 31, 2012
Property, plant and equipment, net

9. Property, plant and equipment, net

	As of March 31,
	2011		2012
	(In millions)
Land	Rs.	658	Rs.	921	US$	18
Leasehold improvements		1,183		1,405		28
Buildings		6,459		8,637		170
Plant and machinery		125,934		181,235		3,561
Computers		7,835		8,854		174
Motor vehicles		8		7		—
Furniture and fixtures		1,485		1,806		35

Property, plant and equipment at cost		143,562		202,865		3,986
Less: Accumulated depreciation		(53,561)		(72,761)		(1,430)

		90,001		130,104		2,556
Add: Construction in progress		17,837		10,989		216

Property, plant and equipment, net		107,838		141,093		2,772

As of March 31, 2011 and 2012, plant and machinery include IRU’s as follows:

	As of March 31,
	2011		2012
	(In millions)
IRUs	Rs.	18,912	Rs.	23,745	US$	467
Accumulated amortization		(6,151)		(8,243)		(162)

IRUs, net		12,761		15,502		305

Depreciation expense of Rs. 12,999 million, Rs. 12,908 million and Rs. 16,781 million (US$ 330 million) in fiscals 2010, 2011 and 2012 respectively includes IRU amortization expense of Rs. 1,195 million, Rs. 1,236 million and Rs. 1,485 million (US$ 29 million), respectively.

The estimated amortization of IRU’s for each of the five fiscal years subsequent to March 31, 2012 is as follows:

	Year ending March 31,
	(In millions)
2013	Rs.	1,627	US$	32
2014		1,627		32
2015		1,621		32
2016		1,609		32
2017		1,567		31
Thereafter		7,451		146

Interest expense of Rs. 582 million, Rs. 646 million and Rs. 489 million (US$ 10 million) was capitalized during fiscals 2010, 2011 and 2012 respectively.

As of March 31, 2012, property, plant and equipment include Rs. 1,310 million (US$ 26 million) under capital leases. The accumulated depreciation on leased assets is Rs. 967 million (US$ 19 million).

Asset retirement obligations

The Company’s asset retirement obligations for fiscals 2011 and 2012 relate to the costs associated with the removal of long-lived assets mainly cables and certain other telecommunication equipment when they will be retired.

The following is a reconciliation of the asset retirement obligations for fiscals 2011 and 2012.

	2011		2012
	(In millions)
Asset retirement obligations, April 1,	Rs.	546	Rs.	632	US$	12
Liabilities incurred during the year		57		48		1
Accretion expense		36		24		1
Foreign currency translation adjustments		(7)		94		2

Asset retirement obligations, March 31,		632		798		16

Intangible Assets	12 Months Ended
Mar. 31, 2012
Intangible Assets

10. Intangible Assets

	(In millions)
	Gross carrying amount		Accumulated amortization		Net carrying amount
As of March 31, 2011:
Computer software	Rs.	4,178	Rs.	2,081	Rs.	2,097
Customer relationships		2,651		1,915		736
License		3		3		—
	Rs.	6,832	Rs.	3,999	Rs.	2,833
As of March 31, 2012:
Computer software	Rs.	6,524	Rs.	3,588	Rs.	2,936
Customer relationships		3,997		2,596		1,401
Brand “Neotel”		1,614		—		1,614
License		69		6		63
Favorable Lease		60		27		33

	Rs.	12,264	Rs.	6,217	Rs.	6,047

	US$	241	US$	122	US$	119

Computer software includes software under development of Rs. 592 million and Rs. 498 million (US$ 10 million) as of March 31, 2011 and 2012 respectively.

Amortization expenses during fiscals 2010, 2011 and 2012 was Rs. 1,075 million, Rs. 1,072 million and Rs. 1,548 million (US$ 30 million) respectively. The aggregate amortization expense for intangible assets is estimated to be:

Year ending March 31,	(In millions)
2013	Rs.	1,701	US$	33
2014		831		16
2015		512		10
2016		180		4
2017		169		3
Thereafter		542		11

Goodwill	12 Months Ended
Mar. 31, 2012
Goodwill

11. Goodwill

The following table presents the movement in carrying value of goodwill:

	As of March 31,
	2011		2012
	(In millions)
Beginning balance	Rs.	5,809	Rs.	6,361	US$	125
Additions during the year		597		22,163		436
Foreign currency translation adjustment		(45)		906		18

Ending balance	Rs.	6,361	Rs.	29,430	US$	579

The Company’s goodwill is in respect of the following reporting units and segments:

Reporting Unit	As of March 31,
	2011		2012
	(In millions)
International Voice	Rs.	3,659	Rs.	4,178	US$	82
Global Data and Managed Services - India		2,116		2,116		42
Content Delivery Network		586		668		13
South Africa Operations		—		22,468		442

Total	Rs.	6,361	Rs.	29,430	US$	579

Goodwill of Rs. 4,178 million (US$ 82 million) (fiscal 2011 Rs. 3,659 million), Rs. 2,784 million (US$ 55 million) (fiscal 2011 Rs. 2,702 million) and Rs. 22,468 million (US$ 442 million) has been assigned to Global Voice Solutions, Global Data & Managed Services and South Africa Operations respectively.

The Company performed its annual impairment test as of March 31, 2012. The Company estimated the fair values of the reporting units using an income-based approach and estimated future cash flows after considering current economic conditions and trends, estimated future operating results and growth rates, anticipated future economic and regulatory conditions and availability of necessary technology and network infrastructure.

The estimated cash flows were developed using internal forecasts. The discount rates used for the reporting units were based on historical market returns for similar industries of the reporting units.

As of March 31, 2012, the fair values of all the reporting units exceeded the carrying amounts and no impairment loss was recognized in fiscal 2012.

Other non-current assets	12 Months Ended
Mar. 31, 2012
Other non-current assets

12. Other non-current assets

Other non-current assets consist of the following:

	As of March 31,
	2011		2012
	(In millions)
Prepaid Rent	Rs.	1,949	Rs.	1,933	US$	38
Prepaid expense		1,997		2,473		49
Deferred income taxes (See note 17)		803		790		16
Prepaid pension asset		2,160		2,142		42
Loans to equity method investee (including interest receivables)		1,497		—		—
License Fee paid under protest		2,899		2,899		57
Others		320		1,866		37

Total	Rs.	11,625	Rs.	12,103	US$	239

At March 31, 2012, Others included an amount of Rs. 1,208 million extended by the Company to non-controlling shareholders in Neotel earning an interest of 15% per annum for the first six months, 18% per annum in the next six months and 20% per annum thereafter. The amount doesn’t have fixed repayment term and is secured against the non-controlling interest’s equity shares in Neotel.

License Fee paid under protest

The Company was in dispute with the DoT’s basis of including certain income, such as investment and interest income, income from sale of property, plant equipment, foreign exchange gains and other non-operating income, and excluding certain expense such as bandwidth and other network related costs for the purposes of determining adjusted gross revenues to compute license fee.

In fiscal 2005, the Company filed a petition with the Telecom Disputes Settlement and Appellate Tribunal (referred to as “the TDSAT”) to obtain TDSAT’s clarification on whether or not the basis of DoT’s determination of license fee was appropriate. In August 2007, TDSAT concluded on the Company’s Petition, that license fee was not payable on certain income such as income from investments, sale of immovable property, plant and equipment, foreign exchange gain and other non-operating income. Additionally, the TDSAT concluded that bandwidth and other similar network costs incurred should not be deducted from revenues in computing license fees.

The Company has challenged the TDSAT conclusion in the Supreme Court of India, the outcome of which is currently pending. The Company, on the basis of external legal opinion, expects the Supreme Court of India to overturn the TDSAT conclusion and permit deduction of bandwidth and other similar network costs from the revenues, retrospectively from fiscal 2003 and onwards in order to compute license fees.

In January 2008, DoT issued additional license fee demand for fiscals 2003, 2004 and 2005 of Rs. 2,950 million for (a) additional payment of license fee (computed on the basis of the TDSAT conclusion) of Rs. 829 million, (b) compounded interest of Rs. 912 million on unpaid license fees, (c) penalty of Rs. 772 million and interest on penalty of Rs. 386 million (together referred to as “penalty”) totaling Rs. 1,158 million, (all of (a)-(c) aggregating Rs. 2,899 million), and (d) an excess claim of Rs. 51 million by DoT which has since been adjusted against the demands in subsequent years.

In January 2008, the Company made payment of Rs. 2,950 million which has been recorded as license fee paid under protest. The additional license fee and interest totaling Rs. 1,741 million demanded by the DoT has been accrued as liability by recognizing an expense. The accrued liability of Rs. 1,741 million has not been offset against the payment of Rs. 2,950 million pending outcome of the Company’s challenge against the TDSAT conclusion in the Supreme Court of India, as the Company believes that its challenge will be successful in the Supreme Court of India and deduction of bandwidth and other network related costs will be permitted for the purposes of computing license fees.

The Company has not recorded an expense and liability in respect of the DoT’s claim for penalty and interest on penalty totaling Rs. 1,158 million as the Company believes that the DoT’s claim will not be sustained, as in accordance with the license agreement penalty and any interest on penalty is payable to the DoT only if the shortfall in license fee paid in fiscal is more than 10% of license fee payable. The DoT terminated the Company’s exclusive right to provide international long distance service in fiscal 2002 and granted a compensation of Rs. 793 million (as certified by the Government of India auditors) to the Company (the compensation was paid by the DoT in April 2008). In accordance with the license agreement, the compensation receivable from the DoT should have been offset against the license fee, as the agreement permits the deduction of any amounts due to the Company from the DoT from any amounts payable by the Company to the DoT. The penalty has been computed by the DoT without offsetting the compensation of Rs. 793 million (US$ 16 million). Had the DoT offset the compensation due to the Company against the additional license fee claimed from the Company, consequent to the TDSAT conclusion, the license fee paid would have been short, by lower than 10% of the license fee payable in respect of those fiscal years.

The Company challenged the legality of penalty provisions in the license agreement in TDSAT. TDSAT accepted the Company’s position and passed the ruling in favour of the Company striking the penalty provisions in the license agreement. Consequently Rs. 1,158 million became refundable by DoT. Further, the Company had filed a petition in TDSAT, seeking its direction to DoT for refund of penalty amounting of Rs. 1,158 million along with interest thereon at prevailing bank rates. The TDSAT has accepted the Company’s contention and passed the order accordingly on July 13, 2011 for refund of penalty of Rs. 1,158 million along with interest. DoT has disputed both the order of TDSAT and has filed an appeal against TDSAT’s order in the Supreme Court. However Supreme Court did not grant any stay against the TDSAT order.

Further the Company filed an execution-application in TDSAT for their order dated July 13, 2011 for refund of Rs. 1,158 million along with interest. In response to execution application, TDSAT in its order dated May 9, 2012, directed DoT to refund the amount within seven days’ time along with 9% interest from August 2011 till the date the date of payment. Accordingly DoT has implemented the TDSAT order dated May 9, 2012 and refunded Rs. 1,969 million along with interest on June 7, 2012 to the Company. Of the refund, Rs. 1,158 million is the penalty and interest on penalty (paid by the Company to DoT in January 2008) and Rs. 811 million is the interest received up to June 7, 2012.

The DoT additionally refunded the excess interest paid by the Company of Rs. 273 million levied on completion of assessment for financial year 2004-05 along with interest of Rs. 22 million till June 7, 2012 to the Company.

Accounts payable	12 Months Ended
Mar. 31, 2012
Accounts payable

13. Accounts payable

Accounts payable consists of the following:

	As of March 31,
	2011		2012
	(In millions)
Interconnect charges payable	Rs.	18,467	Rs.	16,767	US$	329
Payables for capital and other supplies		6,291		11,642		229

Total	Rs.	24,758	Rs.	28,409	US$	558

Short-term debt and current portion of long-term debt	12 Months Ended
Mar. 31, 2012
Short-term debt and current portion of long-term debt

14. Short-term debt and current portion of long-term debt

Short-term debt comprises:

	As of March 31,
	2011		2012
	(In millions)
Buyers credit	Rs.	1,262	Rs.	1,258	US$	25
Post-shipment loans		70		—		—
Other bank loans		12,331		9,798		193
Current portion of long-term debt		9,064		5,061		99

Total		22,727		16,117		317

Maximum amount of bank debt outstanding during the year		13,778		15,075		296
Weighted average interest rate		2.95%		2.57%
Unutilized lines of short-term credit		3,272		5,921		116

Accrued expenses and other current liabilities	12 Months Ended
Mar. 31, 2012
Accrued expenses and other current liabilities

15. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities comprise the following:

	As of March 31,
	2011		2012
	(In millions)
Unearned revenues	Rs.	4,106	Rs.	5,548	US$	109
License fees		649		696		14
Book overdraft		322		296		6
Deposits from customers and contractors		5,077		2,128		42
Accrued payroll		2,434		4,287		84
Interest payable		876		669		13
Other accrued expenses		2,320		6,348		125
Derivative financial instruments		202		1,571		31
Other current liabilities		1,420		1,753		34

Total	Rs.	17,406	Rs.	23,296	US$	458

Other current liabilities include current deferred tax liability of Rs. Nil million and Rs. 1 million respectively for the fiscals 2011 and 2012 respectively [See note 17].

Long-term debt, net of current portion	12 Months Ended
Mar. 31, 2012
Long-term debt, net of current portion

16. Long-term debt, net of current portion

Long-term debt comprises the following:

	Interest Rates %	Maturities	As of March 31,
			2011		2012
			(In millions)
Term loan from bank - US$	LIBOR + 4.00%	January 2014	Rs.	5,575	Rs.	6,365	US$	125
Term loan from bank - US$	LIBOR + 2.90%	December 2013 - December 2015		23,415		38,954		765
Term loan from bank - US$	LIBOR + 4.70%	July 2014 - July 2016		2,230		2,546		50
Term loan from bank - US$	LIBOR + 1.35%	September 2012 - March 2020		1,443		1,869		37
Term loan from bank - US$	LIBOR + 3.75%	November 2014 - November 2016		446		509		10
Term loan from bank - US$	LIBOR + 0.65%	September 2012 to July 2021		—		5,270		104
Term loan from bank - ZAR	JIBAR + 1.26%	May 2011		689		—		—
Term loan from bank - ZAR#	JIBAR + 4.75%	March - 2018		—		16,937		333
Term loan from bank - ZAR#	JIBAR + 6.75%	March - 2020		—		1,325		26
Term loan from Financial Institution - ZAR#	JIBAR + 4.75%	September - 2016 to March 2018		—		2,033		40
Term loan from bank - ZAR#	JIBAR + 5.21%	September - 2016		—		1,329		26
Term loan from Financial Institution - ZAR#	JIBAR + 2.50%	March - 2020		—		2,437		48
Term loan from Financial Institution - ZAR#	JIBAR + 6.00%	March - 2020		—		5,301		104
Term loan from bank - ZAR#	12.73% - Fixed	September - 2020		—		930		18
Term loan from Non-Controlling shareholders of Neotel - ZAR@	JIBAR + 2.50%			—		4,638		91
Loans from finance Company - US$	4% - Fixed	July 2012 - December 2016		299		963		19
Non convertible debentures *	9.50% - 11.70%	November 2012 - July 2019		19,500		11,500		226
Term loans from banks and finance Company	5.95% - 10.00%	April 2011 - March 2016		1,567		1,485		29

Total			Rs.	55,164	Rs.	104,391	US$	2,051

Less: Current portion of long-term debt				9,064		5,061		99

Long-term debt, net of current portion			Rs.	46,100	Rs.	99,330	US$	1,952

The scheduled maturity of long-term debt as of March 31, 2012 is set out as below:

	As at March 31, 2012
	(In millions)
Due in the years ending March 31,
2013	Rs.	5,061	US	$ 99
2014		18,483		363
2015		28,844		567
2016		17,130		337
2017		9,439		185
Thereafter		25,434		500

*	The non-convertible debentures to the extent of Rs. 8,500 million (US$ 167 million) are secured against the Company’s property plant and equipment with carrying amount of Rs. 15,671 million (US$ 308 million).

#

The ZAR denominated loans of the Company to the extent of Rs. 30,292 million (US$ 595 million) are secured against the Property, Plant and Equipment’s, other non-current assets and current assets pertaining to South Africa Operations with carrying amount of Rs. 34,282 million (US$ 674 million).

@	As on March 31, 2012, loans from Neotel’s non-controlling shareholders of Rs. 4,638 million is payable upon settlement of all bank loans.

In Fiscal 2012, loans from SEPCO group’s non-controlling interest of Rs. 4,556 million have been converted into preference shares of SEPCO group. These preference shares are redeemable solely at the option of the issuer. The preference share carry cumulative dividends of JIBAR plus 2.5% distributable at the issuer’s option.

Income taxes	12 Months Ended
Mar. 31, 2012
Income taxes

17. Income taxes

The income tax expense (benefit) consists of the following:

	For the year ended March 31,
	2010		2011		2012
	(In millions)
Income / (Loss) before income taxes
Domestic	Rs.	3,244	Rs.	1,785	Rs.	2,287	US$	45
Foreign		(4,627)		(3,466)		2,949		58

	Rs.	(1,383)	Rs.	(1,681)	Rs.	5,236	US$	103
Current income tax expense:
Domestic	Rs.	(2,111)	Rs.	788	Rs.	1,884	US$	37
Foreign		260		222		(653)		(13)
Deferred income tax:
Domestic		551		43		(1,640)		(32)
Foreign		331		(288)		5,547		109

Total	Rs.	(969)	Rs.	765	Rs.	5,138	US$	101

Tax effects of significant timing differences on the income tax expense (benefit) are as follows:

	For the year ended March 31,
	2010		2011		2012
	(In millions)
Differences in carrying amounts of property, plant and equipment for accounting and income tax purposes	Rs.	(62)	Rs.	276	Rs.	(122)	US$	(2)

Unearned revenues		249		(84)		41		1
Allowances for uncollectible receivables and other current assets		303		(47)		(188)		(4)

Net Operating Loss		—		—		5,028		99

Minimum alternate tax credit		—		—		(183)		(3)

Interest and expenses allowed on payment basis		—		(152)		(638)		(13)

Tax on undistributed earnings of subsidiary		—		—		126		2
Others		392		(238)		(157)		(3)

Total	Rs.	882	Rs.	(245)	Rs.	3,907	US$	77

The following is the reconciliation of estimated income taxes at the Indian statutory income tax rate to income tax expense as reported:

	For the year ended March 31,
	2010		2011		2012
	(In millions)
Income (loss) before income tax	Rs.	(1,383)	Rs.	(1,681)	Rs.	5,236	US$	103

Statutory income tax rate		33.99%		33.22%		32.45%		32.45%

Expected income tax expense/(benefit) at statutory rate		(470)		(558)		1,699		33
Adjustments to reconcile expected income tax expense to reported income tax expense:
State taxes, net of federal tax benefits		—		1		(7)		—

Differences arising from different tax rates in other tax jurisdictions		335		397		580		11
Changes in enacted tax rate for TCL India and its subsidiaries in other tax jurisdictions		25		(9)		434		9

Changes in valuation allowance including losses of overseas subsidiaries		2,142		3,258		4,608		91
Equity in net loss of equity method investee		(1,087)		(1,839)		3,442		68

Fair value gain on investment of Neotel		—		—		(3,584)		(71)

Non deductible interest expense		(2)		100		—		—
Tax rate difference on gains on sale of investments		(1)		—		—		—
Tax on undistributed earnings of subsidiary		—		—		126		2

Uncertain tax position in respect of prior year recognized		(2,800)		—		—		—

Others, net		889		(585)		(2,160)		(42)

Income tax expense/(benefit)	Rs.	(969)	Rs.	765	Rs.	5,138	US$	101

Changes in valuation allowances

	For the year ended March 31,
	2011		2012
	(In millions)
Beginning balance	Rs.	(8,624)	Rs.	(11,676)	US$	(229)
Increase on account of business combination		—		(2,465)		(48)
Change during the year, net		(3,258)		(4,608)		(91)
Effect of foreign currency translation		206		(1,470)		(29)

Ending Balance	Rs.	(11,676)	Rs.	(20,219)	US$	(397)

During fiscal 2012, Tata Communications Internet Service Limited (TCISL), a wholly owned subsidiary of Tata Communications Limited was merged with Tata Communications Limited. Consequent to this re-organization, there has been a reduction in the current tax expense of Rs. 380 million because of utilization of tax loss and an increase in deferred tax benefit of Rs. 397 million, because of reversal of valuation allowance relating to tax loss carry forward as these losses are expected to be realized on account of probable sufficient future tax profits.

Change in valuation allowance during the year includes Rs. 6,736 million relating to Neotel’s net operating losses carry-forward. As of March 31, 2012, the Company evaluated the availability of future taxable income taking into consideration current available evidences including operating trends and recognized the valuation allowance.

The deferred income tax balance sheet accounts result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. Significant components of deferred tax assets and liabilities are as follows:

	For the year ended March 31,
	2011		2012
	(In millions)
Tax effect of:
Deferred tax assets:
Net operating losses carry-forwards	Rs.	5,620	Rs.	16,271	US$	320
Losses of Equity Method investee		3,442		—		—
Differences in carrying amounts of property, plant and equipment for accounting and income tax purposes		2,286		3,307		65
Allowances for uncollectible receivables and other current assets		779		1,067		21
Unearned revenues		2,331		3,762		74
National long distance license fees		171		154		3
Interest and expenses allowed on payment basis		912		2,031		40
Minimum alternate tax credit		—		183		3
Others		801		1,612		32

Gross deferred tax assets	Rs.	16,342	Rs.	28,387	US$	558
Less : Valuation allowance		(11,676)		(20,219)		(397)

Net deferred tax assets		4,666		8,168		161

Deferred tax liabilities:
Differences in carrying amounts of property, plant and equipment for accounting and income tax purposes		5,403		7,781		153
Prepaid pension asset		417		448		9
Tax on undistributed earnings of Subsidiary		—		126		2
Others		497		69		1

Total	Rs.	6,317	Rs.	8,424	US$	165

Net deferred tax (liability) / Assets	Rs.	(1,651)	Rs.	(256)	US$	(4)

Current deferred tax asset, net	Rs.	1,045	Rs.	2,132	US$	42
Non-current deferred tax asset, net		803		790		16
Current deferred tax liability, net		—		1		—
Non-current deferred tax liability, net		3,499		3,177		62

Deferred tax assets and liabilities in respect of the same taxpaying component and jurisdiction have been offset.

Deferred tax assets on net operating losses, which would expire based on the year of origination are as follows:

Jurisdiction	Deferred Tax Assets on Net Operating Losses
	Fiscal 2012 (In millions)				Expiration of operating losses
US	Rs.	2,708	US$	53	Between 2013 and 2023
Canada		1,302		26	Between 2027 and 2032
India		173		3	2015 to 2019
APAC		268		5	Unlimited
Europe		2,119		42	4 years and higher
South Africa		9,701		191	Unlimited

Tax effect/(benefit) allocated to each component of other comprehensive income are as follows:

	For the year ended March 31,
	2011		2012
	(In millions)
Unrealised (loss)/gain on available-for-sale securities	Rs.	(19)	Rs.	(1)	US$	—
Employee benefit plans		94		(150)		(3)

Ending Balance	Rs.	75	Rs.	(151)	US$	(3)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the year ended March 31,
	2011		2012
	(In millions)
Beginning Balance	Rs.	6,569	Rs.	6,999	US$	138
Increase on account of business combinations		—		64		1
Increases related to current year tax positions		430		347		7
Decreases related to prior year tax positions		—		(26)		(1)
Foreign currency translation		—		28		1

Ending Balance	Rs.	6,999	Rs.	7,412	US$	146

The Companies’ total unrecognized tax benefits, if recognized, would reduce the tax liability by Rs. 7,412 million (US$ 146 million) as of March 31, 2012, and would affect the Company’s effective tax rate.

In fiscal 2010, the Company recognized tax benefit of Rs. 2,800 million in respect of a significant tax dispute relating to fiscal 1994 as a result of a favourable decision and conclusion by the Income Tax Appellate Tribunal (referred to as ITAT) that the procedures followed by the taxing authority in disallowing the Company’s tax position was inappropriate and was not in compliance with the Indian tax administrative procedures and regulations. Although, the taxing authority has appealed to the High Court against the ITAT’s decision, the Company on the basis of the ITAT’s decision and supported by legal opinion and judicial precedence (as set by the Supreme Court) has concluded that the Company’s tax position is more likely than not be sustained as it is unlikely that the High Court will allow the taxing authority’s appeal because ITAT’s basis of decision did not relate to interpretation of tax law but on determination of the fact of whether the tax administrative procedures were appropriately followed. The High Court typically deals with interpretation of law and does not assess whether or not the facts were accurately determined. In fiscal 2012, High Court has dismissed the case filed by the tax department against the order of ITAT.

The Company’s major tax jurisdictions are India, the U.S., South Africa and Canada, though the Company also files tax returns in other foreign jurisdictions. In India, the assessment is not yet completed for fiscal year 2007 through 2010. No tax returns have been subjected for examination in any of the other jurisdictions.

In fiscals 2011 and 2012, the Company has not recorded any interest and penalty on uncertain tax positions. As of March 31, 2012 the Company has an accrual of Rs. 344 million (US$ 7 million) towards interest and penalties included in advance tax (net).

Significant changes in the amount of unrecognized tax benefits within the next 12 months cannot be reasonably estimated as these would depend upon the outcome of the matters with various appellate authorities, which are not expected to be concluded / attain finality, within the next 12 months.

Other non-current liabilities	12 Months Ended
Mar. 31, 2012
Other non-current liabilities
18.	Other non-current liabilities

Other non-current liabilities include the following:

	As of March 31,
	2011		2012
	(In millions)
Deferred Income taxes (See note 17)	Rs.	3,499	Rs.	3,177	US$	62
Unearned revenues		25,184		32,170		632
Employee retirement benefits		1,367		1,197		24
License fees		1,741		1,741		34
Derivative financial instruments		138		218		4
Others		1,644		2,226		44

Total	Rs.	33,573	Rs.	40,729	US$	800

Share Capital	12 Months Ended
Mar. 31, 2012
Share Capital

19. Share Capital

In fiscal 2012, the authorized share capital of the Company increased from Rs. 3,000 million (300,000,000 shares) to Rs. 4,000 million (400,000,000 shares) as a result of the Ministry of Corporate Affairs in India giving effect to the merger of wholly owned subsidiary VSNL Broadband Limited into Tata Communications Limited.

Accumulated other comprehensive income	12 Months Ended
Mar. 31, 2012
Accumulated other comprehensive income

20. Accumulated other comprehensive income

The cumulative balances included in accumulated other comprehensive income are:

	As of March 31,
	2011		2012
	(In millions)
Net unrealized gain on available-for-sale securities, net of taxes	Rs.	3	Rs.	—	US$	—
Foreign currency translation adjustment		(139)		(4,098)		(81)
Effective portion of net loss on derivative instrument designated as cash flow hedge		(291)		(23)		—
Funded status on employee benefit plans		111		(238)		(5)

Total	Rs.	(316)	Rs.	(4,359)	US$	(86)

Other non-operating income, net	12 Months Ended
Mar. 31, 2012
Other non-operating income, net

21. Other non-operating income, net

Other non-operating income consists of the following:

	As of March 31,
	2010		2011		2012
	(In millions)
Dividend Income	Rs.	2	Rs.	3	Rs.	—	US$	—
Foreign exchange gain, net		43		339		380		8
Liabilities no longer required to be settled that have been written back		304		625		9		—
Others (net)		816		736		57		1

Total	Rs.	1,165	Rs.	1,703	Rs.	446	US$	9

Liabilities no longer required to be settled have been written back because of expiry of the statute of limitation period.

Retirement benefits	12 Months Ended
Mar. 31, 2012
Retirement benefits

22. Retirement benefits

The Company in fiscals 2010, 2011 and 2012 has used March 31 as the measurement date of the funded status of the plans.

(a)	Tata Communications India and its wholly owned subsidiaries in India

Gratuity

In accordance with Indian law, the Company provides for gratuity, a defined benefit plan covering all eligible employees. The plan provides for lump sum payment to vested employees at retirement, death while in employment or on termination of employment in an amount equivalent to 15 days salary payable for each completed year of service or part thereof in excess of six months. Vesting occurs upon completion of five years of service. The Company makes contributions to a fund administered by trustees, based on an annual external actuarial valuation.

The following table sets out the status of the gratuity plans and the amounts recognized in the Company’s consolidated financial statements.

	As of March 31,
	2011		2012
	(In millions)
Change in benefit obligation:
Benefit obligation, beginning of the year	Rs.	489	Rs.	541	US$	11
Service cost		43		45		1
Interest cost		32		43		1
Actuarial (gain)/loss		21		20		—
Benefits paid		(44)		(29)		(1)

Benefit obligation, end of the year	Rs.	541	Rs.	620	US$	12

Change in plan assets:
Fair value of plan assets, beginning of the year		341		496		10
Actual return on plan assets		50		33		1
Employer contributions		149		42		1
Benefits paid		(44)		(29)		(1)

Fair value of plan assets, end of the year	Rs.	496	Rs.	542	US$	11

Accrued liability included in other current liabilities Rs. 69 million (fiscal 2011 Rs. Nil) and Rs. 9 million in other non-current liabilities (fiscal 2011 Rs. 45 million)	Rs.	(45)	Rs.	(78)	US$	(1)
Actuarial (gain) loss and past service cost recognized as a component of accumulated other comprehensive income		*(2)		*27		1

*	This amount includes actuarial gain /(loss) of Rs. 23 million and Rs. (7) million on plan assets for the fiscal year 2011 and 2012 respectively.

Net gratuity cost in fiscals 2010, 2011 and 2012 consist of the following:

	As of March 31,
	2010		2011		2012
	(In millions)
Service cost	Rs.	35	Rs.	43	Rs.	45	US$	1
Interest cost		28		32		43		1
Amortization of Past Service Cost		7		7		7		—
Expected Return on plan assets		(26)		(27)		(40)		(1)

Net gratuity cost	Rs.	44	Rs.	55	Rs.	55	US$	1

The assumptions used in accounting for the gratuity plans are set out below:

	As of March 31,
	2010	2011	2012
	(%)
Discount rate	8.25	8.25	8.50
Rate of increase in compensation levels of covered employees	6	6	6.0-10.0
Rate of return on plan assets	8	8	8

Discount rate is based on return on securities issued by Government of India.

The expected return on plan assets is determined considering several applicable factors mainly the composition of the plan assets held, assessed risks of asset management, historical results of the return on plan assets and Tata Communications policy for plan asset management.

The estimates of the future compensation increases have been made after taking into account inflation, seniority, promotion and other relevant factors.

The Company’s policy and objective for plan asset management is to maximize return on plan assets to meet future benefit payment requirements while at the same time accepting a low level of risk. The asset allocation for plan assets is determined based on investment criteria approved under the Indian Income Tax Act, 1961, and is also subject to other exposure limitations. Tata Communications evaluates the risks, transaction costs and liquidity for potential investments. To measure plan asset performance, the Company compares actual returns for each asset category with published benchmarks.

The fair value of Company’s pension plan assets at March 31, by asset category are as follows—

	As of March 31, 2011
	(In millions)
	Level 1		Level 2		Level 3		Total
Cash	Rs.	2	Rs.	—	Rs.	—	Rs.	2
Mutual funds		—		491		—		491
Long Term Bonds		—		3		—		3

Total	Rs.	2	Rs.	494	Rs.	—	Rs.	496

	As of March 31, 2012
	(In millions)
	Level 1		Level 2		Level 3		Total
Mutual funds	Rs.	—	Rs.	541	Rs.	—	Rs.	541	US$	11
Long Term Bonds		—		1		—		1		—

Total	Rs.	—	Rs.	542	Rs.	—	Rs.	542	US$	11

The following is description of the assets, information about the valuation techniques used to measure fair value, key inputs and significant assumptions:

Level 2—The fair values of mutual funds are measured using the net asset value (“NAV”) provided by the administrator of the fund, and are categorized by the ability to redeem investments at the measurement date.

Accumulated benefit obligation was Rs. 343 million and Rs. 451 million (US$ 9 million) for fiscals 2011 and 2012 respectively.

The expected benefit payments to be paid for future service are based on the same assumptions used to measure Tata Communications gratuity obligation as of March 31, 2012 and are as follows:

Year ending March 31,	(In millions)
2013	Rs.	64
2014		78
2015		86
2016		85
2017		91
2018-2023		493

The Company expects to contribute Rs. 61 million to gratuity fund in fiscal 2013.

Medical Benefits

The Company reimburses domiciliary and hospitalization expenses incurred by eligible and qualifying employees and their dependent family members not exceeding certain specified limits under the Tata Communications employee’s medical reimbursement scheme. The scheme provides for cashless hospitalization where the claims are directly settled / reimbursed by the Company.

The following table sets out the amounts recognized in the Company’s consolidated financial statements.

	As of March 31,
	2011		2012
	(In millions)
Change in benefit obligation:
Benefit obligation, beginning of the year	Rs.	432	Rs.	454	US$	9
Service cost		40		5		—
Interest cost		35		35		—
Actuarial loss		19		94		2
Benefits paid		(72)		(68)		(1)
Benefit obligation, end of the year (included in other current liabilities Rs. 37 million (fiscal 2011 Rs. Nil) and other non-current liabilities Rs. 483 million (fiscal 2011 Rs. 454 million)	Rs.	454	Rs.	520	US$	10
Actuarial loss recognized as a component of accumulated other comprehensive income		19		94		2

The amounts recognized in the statement of operations for the year ended March 31, 2012:

	As of March 31,
	2010		2011		2012
	(In millions)
Service cost	Rs.	45	Rs.	40	Rs.	5	US$	—
Interest cost		27		35		35		1
Amortization of actuarial loss		—		9		11		—

Net Medical cost	Rs.	72	Rs.	84	Rs.	51	US$	1

The health care cost trend rate has a significant effect on the amounts reported. The assumed health care cost trend rate used to determine the accumulated post-retirement benefit obligation calculated as at March 31, 2011 and 2012 is 2%. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	Years ended March 31,
	2011		2012
	1-Percentage-Point
	(Rs. millions)
	Increase	Decrease	Increase	Decrease
Effect on Service Cost	4	(4)	—	—
Effect on Interest Cost	5	(5)	1	(1)
Effect on post-retirement benefit obligation	37	(40)	13	(11)

The assumptions used in accounting for the medical benefit plan are set out below:

	2011	2012
	(%)	(%)
Discount rate	8.25	8.50
Rate of increase in compensation levels of covered employees	6	6.0-10.0

Accumulated benefit obligation was Rs. 414 million and Rs. 479 million (US$ 9 million) for fiscal 2011 and 2012 respectively.

The expected benefit payments to be paid for future service are based on the same assumptions used to measure Tata Communications medical obligation as on March 31, 2012 and are as follows:

Year ending March 31,	(In millions)
2013	Rs.	39
2014		41
2015		43
2016		44
2017		45
2018-2023		247

Pension

In fiscal 2007, the Company purchased participating annuity contracts in respect of its obligation in India relating to employees transferred from the erstwhile Overseas Communication Services (“OCS”). The cost of participation is recognized as an asset and has been stated at fair value of Rs. 232 million and Rs. 237 million (US$ 5 million) as of March 31, 2011 and 2012. Additionally in fiscals 2011 and 2012, the Company purchased additional annuity contracts for Rs. 79 million and Rs. 155 million (US$ 3 million) in respect of increase in benefits to OCS employees resulting from cost of living increase. The cost of living increase in pension benefits is at the discretion of Government of India. The cost of purchase of the additional annuity contracts of Rs. 90 million, Rs. 79 million and Rs. 155 million (US$ 3 million) has been recognized as expense in fiscal 2010, 2011 and 2012 respectively.

Provident Fund

In accordance with Indian law, eligible employees of the Company are entitled to receive benefits under the provident fund, a defined contribution plan in which both the employee and employer make monthly contributions to the plan at 12% of the employee’s salary (basic plus cost of living allowances). These contributions are made to a fund set up as an irrevocable trust and are expensed as incurred.

The Company contributed Rs. 172 million, Rs. 200 million and Rs. 222 million (US$ 4 million) to provident fund in fiscals 2010 2011 and 2012 respectively.

(b)	International plans:

Defined benefit Pension Plans

The Company has both a contributory and non-contributory defined benefit pension plans that covers certain of its employees in Canada. The Company also has an unfunded Supplemental Employee Retirement Plan (“SERP”) covering certain senior executives in Canada, closed on February 13, 2006. The plan provides for defined benefit based on years of service and final average salary.

The following table summarizes changes in benefit obligations and in the plan assets for the contributory and non-contributory defined benefit pension plans:

	Pension Plans
	Contributory						Non-contributory
	2011		2012				2011		2012
	(In millions)

Benefit obligation, beginning of period	Rs.	3,871	Rs.	4,125	US$	81	Rs.	3,476	Rs.	3,699	US$	73

Service cost		20		24		—		69		71		1

Interest cost		220		230		5		201		210		4

Benefits paid		(241)		(264)		(5)		(194)		(211)		(4)

Actuarial loss		103		332		6		11		788		16

Effect of foreign exchange rate changes		152		458		9		136		413		8

Benefit obligation, end of period		4,125		4,905		96		3,699		4,970		98

Fair value of plan assets, beginning of period		5,010		5,428		106		3,736		4,324		85

Actual return on plan assets		*458		*706		14		**385		**539		11

Contributions		—		—		—		237		163		3

Benefits paid		(241)		(264)		(5)		(194)		(211)		(4)

Effect of foreign exchange rate changes		201		603		12		160		492		10

Fair value of plan assets, end of period		5,428		6,473		127		4,324		5,307		105

Funded status		1,303		1,568		31		625		337		7

Prepaid pension asset		1,303		1,568		31		625		337		7

Actuarial (gain) loss recognized as a component of accumulated other comprehensive income		*(82)		*(127)		(2)		**(165)		**451		9

*	This amount includes actuarial gain of Rs. 185 million and Rs. 458 million on plan assets for fiscal year 2011 and 2012 respectively.
**	This amount includes actuarial gain of Rs. 176 million and Rs. 337 million on plan assets for fiscal year 2011 and 2012 respectively.

The following table summarizes changes in benefit obligations for the Companies Supplemental Employee Retirement Plan:

	Supplemental Employee Retirement Plan
	2011		2012
	(In millions)
Benefit obligation, beginning of period	Rs.	132	Rs.	156	US$	3
Service Cost		5		5		—
Interest Cost		8		9		—
Actuarial loss		6		29		1
Effect of foreign exchange rate changes		5		19		—

Benefit obligation, end of the year (included in other non-current liabilities)		156		218		4
Actuarial loss recognized as a component of accumulated other comprehensive income		6		29		1

Other Post Retirement Plan

The Company also has a post-retirement health care and life insurance plan (“OPEB”).

The following table summarizes changes in benefit obligations for the Companies post- retirement benefit obligations:

	Other Post-retirement Plan
	2011		2012
	(In millions)
Accumulated benefit obligation, beginning of period	Rs.	78	Rs.	74	US$	2
Service Cost		2		2		—
Interest Cost		4		4		—
Benefits paid		(8)		(6)		—
Actuarial gain		(4)		11		—
Effect of foreign exchange rate changes		2		9		—
Benefit obligation, end of the year (included in other non-current liabilities)		74		94		2
Actuarial loss (gain) recognized as a component of accumulated other comprehensive income		(4)		11		—

The health care cost trend rate has a significant effect on the amounts reported. The assumed health care trend rate used to determine the accumulated post-retirement benefit obligation calculated as at 2011 and 2012 is 9.30% and 8.94% respectively. The ultimate weighted-average health care trend is 4.44% and is expected to be attained in the year 2030. A one-percentage-point change in assumed health care cost trend rates would not have any material impact on service cost components and interest cost components. Effect on post-retirement benefit obligation is as follows:

	Years ended March 31,
	2011		2012
	1-Percentage-Point
	(Rs. millions)
	Increase	Decrease	Increase	Decrease

Effect on post-retirement benefit obligation	7	(6)	10	(8)

The components of pension expense are as follows:

	Year ended March 31,
	2010		2011		2012
	(In millions)
Service cost	Rs.	80	Rs.	96	Rs.	102	US$	2
Interest cost		449		433		453		9
Expected Return on assets		(440)		(482)		(450)		(9)
Amortization of actuarial (gain) loss		(38)		(1)		(1)		—

Net pension cost	Rs.	51	Rs.	46	Rs.	104	US$	2

The accumulated benefit obligation for all overseas plans as at March 31, 2011 and 2012 is Rs. 7,755 million and Rs. 9,808 million (US$ 193 million) respectively.

The estimated amount of experience gain that will be amortized from accumulated other comprehensive income are not expected to be material over the next fiscal year ended March 31, 2013.

The assumptions used in accounting for the pension plans and the other benefit plans on a weighted-average basis are as follows:

	Years ended March 31,
	2011	2012
	(%)	(%)
Discount rate used for benefit obligations	5.50	4.50
Expected long-term return on plan assets	5.50	4.50
Inflation	2.25	2.00
Rate of compensation increase	3.25	3.00

The discount rate is based on rate of return on the portfolio of high quality corporate bonds. The long-term rate of return on plan assets was determined as the weighted-average of expected return of each of the asset classes in the target allocation of plan assets. The expected return of each asset class is the investment managers’ assessment of future returns. These expectations were compared to historical market returns to ensure that the expected return for each class was a conservative estimate. The estimates of the future compensation increases have been made after taking into account inflation, seniority, promotion and other relevant factors.

Employee benefit plan investment components and investment strategy

The Company uses an active management style to manage short-term securities, Canadian equities and international equities. Canadian bonds, US equities and the asset mix are managed passively. To accomplish this, the Company has entrusted this task to a professional investment manager. The management mandate defines the targeted asset allocation and the parameters for evaluating the manager performance.

The asset allocation policy has been revised during the year. The ultimate target is 10% equity, 90% fixed income for the Contributory plan and 20% equity, 80% fixed income for the non-Contributory plan. To minimize the volatility of the returns, the Company selected the passive management approach for its asset mix. As a result, the market value of each asset class is rebalanced, on a quarterly basis, to the benchmark portfolio if the weighting of either the overall fixed-income securities or that of equities weight deviates from the benchmark portfolio by more than plus / minus 3%. In such a case, the fund asset mix is brought back to the benchmark portfolio within 30 days.

The fair value of Company’s pension plan assets at March 31, by asset category are as follows—

	As of March 31, 2011
	(In millions)
	Level 1		Level 2		Level 3		Total
Cash	Rs.	27	Rs.	—	Rs.	—	Rs.	27
Canadian – Mutual Fund (Equity)		—		736		—		736
Canadian – Mutual Fund (Money Market)		—		292		—		292
Canadian – Mutual Fund (Debt)		—		7,985		—		7,985
Other – Mutual Fund (Equity)	Rs.	—	Rs.	712	Rs.	—		712

Total	Rs.	27	Rs.	9,725	Rs.	—		9,752

	As of March 31, 2012
	(In millions)
	Level 1		Level 2		Level 3		Total
Cash	Rs.	21	Rs.	—	Rs.	—	Rs.	21	US$	—
Canadian – Mutual Fund (Equity)		—		846		—		846		17
Canadian – Mutual Fund (Money Market)		—		288		—		288		6
Canadian – Mutual Fund (Debt)		—		9,709		—		9,709		191
Other – Mutual Fund (Equity)		—		916		—		916		18

Total	Rs.	21	Rs.	11,759	Rs.	—	Rs.	11,780	US$	232

The following is description of the assets, information about the valuation techniques used to measure fair value, key inputs and significant assumptions:

Level 2—The fair values of mutual funds are measured using the net asset value (“NAV”) provided by the administrator of the fund, and are categorized by the ability to redeem investments at the measurement date.

Cash flows

Contributions

In Canada, an actuarial valuation is required every three years by the Pension Benefits Standards Act, 1985 for the purpose of contribution. The Company commissioned an independent actuarial consultant for both defined benefit plans.

The Company expects to contribute Rs. 225 million to the non-contributory pension plan in fiscal 2013, based on the valuation as at December 31, 2011.

The Company does not expect to contribute to the contributory pension plan in fiscal 2013, based on the valuation as at December 31, 2011 which showed a surplus.

The overseas subsidiaries post-retirement benefit plans other than contributory and non-contributory pension plans were unfunded. The benefits are funded on a pay-as-you-go basis. The Company funds on a cash basis as benefits are paid and Company expects to pay Rs. 8 million in fiscal 2013.

Estimate future benefit payments for oversees plans

The following benefit payments table provides expected benefit payments based on past and future services.

	Pension Benefits (Contributory and Non Contributory)			Other Benefits
	(In millions)
Years ending March 31,
2013	Rs.	542	US$ 11	Rs.	8	US$ —
2014		552	11		8	—
2015		562	11		7	—
2016		572	11		7	—
2017		583	11		7	—
2018-2021		3,092	61		30	1

Defined contribution Plans

In addition to these pension plans, there are defined contribution plans qualifying under the provisions of Section 401(k) of the Internal Revenue Code for U.S. employees, a Registered Retirement Savings Plan (“RRSP”) for Canadian employees, enabling qualified employees to contribute on a tax-deferred basis and a Group Stakeholder Pension Plan (“GSPP”) for UK employees, enabling qualified employees to contribute on a tax-deferred basis. Employer contributions to the 401(k) plan, RRSP and GSPP in aggregate were approximately Rs. 123 million, Rs. 153 million and Rs. 170 million (US$ 3 million) for the year ended, 2010, 2011 and 2012 respectively.

In addition to above, there are defined contribution plan for qualifying employees in South Africa. The assets are managed separately by Momentum Group Limited. Employer contribution to this plan was Rs. 282 million for fiscal 2012.

Leases	12 Months Ended
Mar. 31, 2012
Leases

23. Leases

As Lessee:

The Company has leased buildings, satellite channels, office equipment, computer equipment, certain circuit capacities, Customer Premise Equipment (CPE) sites, Automated teller machine (ATM) and ATM related equipments under operating lease arrangements. Operating lease rent expense was Rs. 9,510 million, Rs. 8,953 million and Rs. 14,393 million (US$ 283 million) in fiscals 2010, 2011 and 2012 respectively. Operating lease rentals includes, Rs. 7,032 million, Rs. 6,804 million and Rs. 7,358 million (US$ 145 million) in fiscals 2010, 2011 and 2012 respectively, under capacity purchase agreements on specified cables for a stated period of time.

The future minimum non-cancelable lease rental payments are as follows:

Years ending March 31,	(In millions)
2013	Rs.	3,410	US$	67
2014		3,274		64
2015		3,076		60
2016		2,780		55
2017		2,043		40
Thereafter		7,333		144

Total minimum lease commitments	Rs.	21,916	US$	430

The minimum future lease payments have not been reduced by minimum operating sublease rentals of Rs. 258 million due in the future under non-cancellable subleases for certain buildings which extend until December, 2020. Rs. 87 million and Rs. 46 million (US$ 1 million) in fiscal 2011 and fiscal 2012 respectively was recognized as sublease rental income.

As Lessor:

IRUs with costs of Rs. 505 million and accumulated depreciation of Rs. 250 million have been leased under operating lease arrangements. Depreciation expense of Rs. 34 million, (US$ 1 million) in respect of these assets has been recognized in fiscal 2010, 2011 and 2012.

Cost and accumulated depreciation of IRUs in which only a portion of capacity has been leased under operating lease arrangements are not readily determinable as these are not allocable to the leased capacity. Lease rental income related to IRU’s was Rs. 318 million, Rs. 147 million and Rs. 317 million (US$ 6 million) in fiscals 2010, 2011 and 2012 respectively.

Future non-cancelable lease rent payments to be received are as follows:

Years ending March 31,	(In millions)
2013	Rs.	371	US$	7
2014		328		6
2015		328		6
2016		329		7
2017		326		6
Thereafter		2,004		40

Total minimum lease receipts	Rs.	3,686	US$	72

Fair values measurements	12 Months Ended
Mar. 31, 2012
Fair values measurements

24. Fair values measurements

The Company measures certain financial assets and liabilities at fair value on a recurring basis, including investment securities and derivatives. The fair value measurements of these derivative instruments and investment securities using the following inputs as of March 31, 2011 and 2012

	Fair Value measurements as at March 31, 2011
	Level 1		Level 2		Level 3		Total
Particulars	(In millions)
Assets
Available-for-sale investments	Rs.	—	Rs.	916	Rs.	—	Rs.	916
Derivatives not designated as hedging instrument:
Foreign currency contracts included in prepaid expenses and other current assets		—		273		—		273

Total	Rs.	—	Rs.	1,189	Rs.	—	Rs.	1,189

Liabilities

Derivatives not designated as hedging instrument:
Foreign currency contracts included in accrued expenses and other current liabilities	Rs.	—	Rs.	1	Rs.	—	Rs.	1
Interest rate contracts included in accrued expenses and other current liabilities		—		148		—		148
Interest rate contracts included in other non-current liabilities		—		107		—		107
Derivatives designated as hedging instrument:
Interest rate contracts included in accrued expenses and other current liabilities		—		53		—		53
Interest rate contracts included in other non-current liabilities		—		31		—		31

Total	Rs.	—	Rs.	340	Rs.	—	Rs.	340

	Fair Value measurements as at March 31, 2012
	Level 1		Level 2		Level 3		Total
Particulars	(In millions)

Liabilities

Derivatives not designated as hedging instrument:
Foreign currency contracts included in accrued expenses and other current liabilities	Rs.	—	Rs.	76	Rs.	—	Rs.	76	US$	1
Interest rate swap contracts included in accrued expenses and other current liabilities		—		1,176		—		1,176		23
Interest rate swap contracts included in other non-current liabilities		—		242		—		242		5

Derivatives designated as hedging instrument:
Foreign Currency contracts included in accrued expenses and other current liabilities		—		319		—		319		6
Interest rate swap contracts included in other non-current liabilities		—		(24)		—		(24)		—

Total	Rs.	—	Rs.	1,789	Rs.	—	Rs.	1,789	US$	35

Investments: Investments in liquid and short-term mutual funds which are classified as available-for-sale are measured using the net asset value (“NAV”) provided by the administrator of the fund, and are categorized by the ability to redeem investments at the measurement date.

Derivatives: The fair value is determined based on observable market inputs including currency spot and forward rates, yield curves, currency volatility, LIBOR rates, swap rates.

Fair Value disclosure of Financial Instruments:

The carrying amounts of cash and cash equivalents, accounts receivable, other current assets, accounts payable, accrued expenses, other current liabilities and short term borrowings, approximate their fair values due to the short-term nature of these instruments.

Available-for-sale securities are carried at their fair values, which are generally based on market price quotations. The fair values of securities without readily determinable market values cannot be reasonably estimated.

The fair value of the foreign currency long-term loans of Rs. 91,406 million (US$ 1,796 million) is approximately Rs. 91,621 million (US$ 1,800 million) based on indicative market prices of similar instruments and recently negotiated terms at market rates. The term loans and NCDs totaling Rs. 12,985 million (US$ 255 million) has an estimated fair value of approximately Rs. 12,988 million (US$ 255 million) based on the discounted future cash flows at market interest rate prevailing as of balance sheet date.

Estimation of fair value of financial instrument relies on management judgment, however there are inherent uncertainties in any estimation technique. Therefore, for substantially all financial instruments, the fair value are not necessarily indicative of all the amounts the Company could have realized in a sale transaction as of March 31, 2012. The estimated fair value amounts as of March 31, 2012 have been measured as of this date, and have not been re-evaluated or updated for purposes of these consolidated financial statements.

Derivative financial instruments	12 Months Ended
Mar. 31, 2012
Derivative financial instruments

25. Derivative financial instruments

a)	Interest Rate Swap Agreements (“Swaps”)

The Company’s overall risk management objective is to mitigate the negative impact of volatile global markets on its cash flow and earnings. The Company uses interest rate swaps to manage the market risks associated to interest rate movements relating to its variable-rate long-term debt. As of March 31, 2012 the Company had outstanding forward dated interest rate swaps designated as cash flow hedges to convert the variable interest rate of its long term debt to a fixed rate with a total notional amount of Rs. 4,716 million (US$ 93 million). Additionally, as of March 31, 2012 the Company had outstanding interest rate swaps with total notional amount of Rs. 36,885 million (US$ 725 million) which do not qualify for hedge accounting. Under the terms of the swaps the Company will pay an interest rate ranging from 1.45% to 3.25% in exchange for the variable interest rate equal to US$ LIBOR and interest rate ranging from 8.28% to 9.93% in exchange for the variable interest equal to 3 month JIBAR. These swaps expire within one year to six years from the balance sheet date.

The differential paid or received on the swaps designated as hedges is recognized as adjustments to interest expense. The effective portion of the changes in the fair value of the swaps designated as hedges are deferred in accumulated other comprehensive loss and is recognized as interest expense when the hedged item affects earnings. The impact to earnings associated with hedge ineffectiveness is recorded in interest expense immediately.

The following table summarizes the activity in accumulated other comprehensive loss related to derivatives designated as cash flow hedges during the year ended March 31, 2011 and 2012:

	(In millions)
	Year ended March 31, 2011		Year ended March 31, 2012
Beginning Balance-loss	Rs.	260	Rs.	291	US$	6
Net unrealized loss/(gain) for the year		205		(25)		—
Realized gain/(loss) reclassified into earnings		(174)		(243)		(5)

Ending balance–loss	Rs.	291	Rs.	23	US$	1

Based on the terms of the derivative instruments designated as cash flow hedges, Rs. 156 million (US$ 3 million) of unrealized losses currently in accumulated other comprehensive loss will be transferred to interest expense in the statement of operations in the fiscal year ending March 31, 2013. In fiscal 2012, Rs. 160 million (US$ 3 million) has been recognized in interest expense for fair value changes on interest rate swaps which do not qualify for hedge accounting.

b)	Foreign Exchange Forward Contracts

The Company uses foreign currency forward and option contracts to manage the exchange risks associated with movements in United States Dollar, Canadian Dollar, Euro and other currencies.

The Company had outstanding foreign exchange forward contracts with total notional amount of Rs. 7,038 million and Rs. 2,047 million (US$ 40 million) as of fiscals 2011 and 2012 respectively. These contracts are for a period between 15 days and one year. Although these contracts are effective as hedges from an economic perspective they do not qualify for hedge accounting.

An exchange gain/(loss) of Rs. 472 million in fiscal 2010, Rs. (151) million in fiscal 2011 and Rs. (75) million in fiscal 2012 on foreign currency forward and option contracts have been recognized in other non-operating income.

The Company has also entered into forward contracts to hedge the exchange risks associated with its net investments in Neotel. As at March 31, 2012, outstanding forward exchange contracts with notional value of Rs. 3,972 million (US$ 78 million) qualifying for hedge accounting have been designated as hedge of net investment. These contracts have a maturity period between six months and ten months. In fiscal 2012, the Company recognized exchange loss of Rs. 1,008 million (US$ 20 million) relating to the designated forward contracts in foreign currency translation reserve included in other comprehensive loss. Exchange gain on amount of forward contracts excluded from assessment of hedge effectiveness of Rs. 154 million (US$ 3 million) has been included as exchange gain in other non-operating income.

Segment information	12 Months Ended
Mar. 31, 2012
Segment information

26. Segment information

The Board of Directors and the Managing Director of the Company together as a group constitute the “Chief Operating Decision Makers” (CODM) which allocate resources to and assess the performance of the segments of the Company.

Consequent to the merger of TCISL and Tata Communications, the Company changed its operational and organizational structure and realigned the retail internet business to Global Data and managed services. Consequently, the management has following operating segments:

Global Voice Solutions (GVS): includes International and National Long Distance Voice services

Global Data and Managed Services (GDMS): includes corporate data transmission services data centers, virtual private network, signaling and roaming services, television and other network and managed services.

Effective May 30, 2011 the Company had a new operating segment called South African Operations (SAO) on acquisition of controlling interest in SEPCO Group. SEPCO group is separately assessed by the CODM to allocate resources and assess performance. Product includes wholesale international voice and data transit, enterprise business solution services for the wholesale and corporate market, telephony and data services for retail customers in South Africa.

Previously the Company reported following operating segments:

Global Voice Solutions (GVS)	:	GVS includes International and National Long Distance Voice services.
Global Data and Managed Services(GDMS)	:	GDMS includes Corporate Data Transmission services, data centers, virtual private network, signaling and roaming services, television and other network and managed services.
Others	:	Others primarily comprises of retail internet business.

Segment information for fiscals 2010, 2011 and 2012 is as follows (all prior period segment information has been restated):

	Year ended March 31, 2010
	Global Voice Solutions		Global Data and Managed Services		Total
	(In millions)
Revenues	Rs.	61,436	Rs.	44,644	Rs.	106,080
Interconnection Charges		49,833		9,173		59,006

Net revenues	Rs.	11,603	Rs.	35,471	Rs.	47,074

Other network and telecommunication costs		376		2,070		2,446
License fees		213		581		794

Segment results	Rs.	11,014	Rs.	32,820	Rs.	43,834

Unallocable costs:
Depreciation and amortization						14,074
Other operating costs						31,323
Operating loss						(1,563)
Non-operating income, net						180
Loss before income tax						(1,383)
Income tax benefit						969
Dividend tax						(218)
Equity in net loss of equity method investees						(3,192)

Net loss					Rs.	(3,824)

	Year ended March 31, 2011
	Global Voice Solutions		Global Data and Managed Services		Total
	(In millions)

Revenues	Rs.	65,516	Rs.	48,324	Rs.	113,840
Interconnection Charges		55,065		9,916		64,981

Net revenues	Rs.	10,451	Rs.	38,408	Rs.	48,859

Other network and telecommunication costs		433		1,799		2,232
License fees		3		661		664

Segment results	Rs.	10,015	Rs.	35,948	Rs.	45,963

Unallocable costs:
Depreciation and amortization						13,980
Other operating costs						32,347
Operating loss						(364)
Non-operating loss, net						(1,317)
Loss before income tax						(1,681)
Income tax expense						(765)
Equity in net loss of equity method investees						(5,636)

Net loss					Rs.	(8,082)

	Year ended March 31, 2012
	Global Voice Solutions		Global Data and Managed Services		South African Operations		Total
	(In millions)
Revenues	Rs.	68,241	Rs.	56,677	Rs.	14,967	Rs.	139,885	US$	2,749
Interconnection Charges		56,058		11,022		6,938		74,018		1,455

Net revenues	Rs.	12,183	Rs.	45,655	Rs.	8,029	Rs.	65,867	US$	1,294

Other network and telecommunication costs		439		2,027		433		2,899		57

License fees		113		759		56		928		18

Depreciation and amortization		—		—		2,731		2,731		54
Other operating costs		—		1,325		6,360		7,685		151

Segment results	Rs.	11,631	Rs.	41,544	Rs.	(1,551)	Rs.	51,624	US$	1,014

Unallocable costs:
Depreciation and amortization								15,598		306
Other operating costs								35,468		697

Operating Income								558		11
Non-operating income, net								4,678		92
Income before income tax								5,236		103
Dividend Tax								(92)		(2)
Income tax expense								(5,138)		(101)
Equity in net loss of equity method investees								(944)		(19)

Net loss							Rs.	(938)	US$	(19)

Revenues and interconnect charges are directly attributable to the segments. Space segment utilization charges, rent of landlines and other network and transmission costs are allocated based on utilization of satellite and landlines. License fee for GVS and GDMS have been allocated based on net adjusted gross revenues from these services. Segment result is segment revenues less segment expenses. Depreciation and certain other costs which are not allocated to GVS and GDMS are classified as unallocable costs.

Telecommunication services are provided utilizing the Company’s property plant and equipments which do not generally make a distinction between the types of service. As a result, assets and expenses relating to those assets are not allocated to segments.

The following table sets forth information regarding the Company’s revenues:

	Year ended March 31, 2010	Year ended March 31, 2011	Year ended March 31, 2012
	(In millions)
	Rs.	Rs.	Rs.	US$
GVS
International long distance and related products	57,131	61,282	65,261	1,282
National long distance	4,305	4,234	2,980	59
GDMS
Leased circuits and IRUs	13,064	11,034	13,015	256
Frame relay and MDNS services	348	379	414	8
Internet leased lines	4,448	5,694	5,898	116
Internet (including Corporate IP Transit)	9,452	8,242	6,170	121
Internet Data Center	2,389	3,143	3,503	69
Other	14,943	19,832	27,677	544
South Africa Operations	—	—	14,967	294

Total	106,080	113,840	139,885	2,749

Revenues have been allocated to countries based on location of the customers and are as follows:

	Year ended March 31, 2010		Year ended March 31, 2011		Year ended March 31, 2012
	(In millions)
India	Rs.	28,847	Rs.	30,813	Rs.	34,744	US$	683
United States Of America		19,159		17,893		19,435		382
United Kingdom		11,637		13,167		15,100		297
South Africa		1,282		1,609		14,643		288
Canada		4,274		5,849		5,567		109
Rest of the world		40,881		44,509		50,396		990

Total	Rs.	106,080	Rs.	113,840	Rs.	139,885	US$	2,749

In fiscal 2012, revenue from one customer (customer “H” as referred in Note 5) represents approximately 11 % of the Company’s consolidated revenue substantially from the two segments, Global Voice Solutions and Global Data & Managed Services.

The overseas subsidiaries own approximately 64% of the Company’s property, plant and equipment of which 16% is located in South Africa.

Related party transactions	12 Months Ended
Mar. 31, 2012
Related party transactions

27. Related party transactions

The related parties of the Company are Panatone Finvest Limited and the Government of India (Principal Owners), Tata Sons Limited (Beneficial Owner), subsidiaries of Tata Sons Limited, equity method investees and the Company’s principal officers and directors. The Company routinely enters into transactions with some of its related parties, such as providing and receiving telecommunication services, incurring network and transmission costs, and paying license fees. Transactions and balances with its own subsidiaries are eliminated on consolidation.

The following table summarizes the related party transactions and balances included in the financial statements:

Nature of transactions	Years ended March 31,
	Beneficial Owner and Subsidiaries			Principal Owners			Equity Method Investees			Total
	2010	2011	2012	2010	2011	2012	2010	2011	2012	2010	2011	2012	2012
	(In millions)
	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	(US$)

Revenues from telecommunication services:-
Global Voice Solutions (including, Rs. 1,282 million, Rs. 786 million and Rs. 815 million for fiscals 2010, 2011 and 2012 respectively from Tata Teleservices Ltd)	2,451	1,168	1,069	—	—	—	509	473	83	2,960	1,641	1,152	23
Global Data and Managed Services (including, Rs. 317 million, Rs. 487 million and Rs. 783 million for fiscals 2010, 2011 and 2012 respectively from Tata Teleservices Ltd)	1,319	2,323	2,913	—	—	—	391	643	115	1,710	2,966	3,028	59

Revenues from telecommunication services total	3,770	3,491	3,982	—	—	—	900	1,116	198	4,670	4,607	4180	82

Interest income	—	—	—	—	—	—	552	707	163	552	707	163	3
Interest expense	—	—	111	—	—	—	—	—	—	—	—	111	2
Network and transmission costs :-
Global Voice Solutions (including, Rs. 325 million, Rs. 394 million Rs. 522 million for fiscals 2010, 2011 and 2012 respectively from Tata Teleservices Ltd)	408	494	621	—	—	—	1,051	1,344	793	1,459	1,838	1,414	28
Global Data and Managed Services (including, Rs. 279 million, Rs. 550 million and Rs. 917 million for fiscals 2010, 2011 and 2012 respectively from Tata Teleservices Ltd)	842	1,164	1,841	—	—	—	333	212	32	1,175	1,376	1,873	37

Network and transmission costs total	1,250	1,658	2,462	—	—	—	1,384	1,556	825	2,634	3,214	3,287	65

Nature of transactions	Year ended March 31,
	Beneficial Owner and Subsidiaries			Principal Owners			Equity Method Investees			Total
	2010	2011	2012	2010	2011	2012	2010	2011	2012	2010	2011	2012	2012
	(In millions)
	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	(US$)

License fees	—	—	—	794	653	841	—	—	—	794	653	841	17

Loans given	—	—	—	—	—	—	1,284	3,110	765	1,284	3,110	765	15

Advances given	54	567	103	—	—	—	1	—	—	55	567	103	2

Advances repaid	53	573	15	—	—	—	—	—	—	53	573	15	—

Advance received	—	—	201	—	—	—	—	—	—	—	—	201	4

Dividends paid	140	—	81	806	—	326	—	—	—	946	—	407	8

Other non-operating income	64	88	51	—	—	—	—	—	—	64	88	51	1

Other operating costs	1,062	577	1,582	—	—	—	10	10	9	1,072	587	1,591	31

Purchase of property, plant & equipments	399	265	102	—	—	—	—	—	—	399	265	102	2

Investment in Equity Method Investee	—	—	—	—	—	—	808	530	255	808	530	255	5

Advances for additional ownership interest and preference stock	—	—	—	—	—	—	—	455	—	—	455	—	—

	As of March 31
	Beneficial Owner and Subsidiaries		Principal Owners		Equity Method Investees		Total
	2011	2012	2011	2012	2011	2012	2011	2012	2012
	(In millions)
Year End Balances	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	(US$)
Accounts receivables (including Rs. 100 and Rs. 642 million for fiscals 2011 and 2012 respectively from Tata Teleservices Ltd.)	632	1,464	—	—	565	8	1,197	1,472	29
Accounts payables (including Rs. 362 and Rs. 345 million for fiscals 2011 and 2012 respectively from Tata Teleservices Ltd.)	587	1,023	—	—	663	159	1,250	1,182	23
Advances given (including Rs. Nil and Rs. 90 million for fiscals 2011 and 2012 respectively from Tata Teleservices Ltd.)	4	92	—	—	23	—	27	92	2

Other Current Assets	—	—	6	6	—	—	6	6	—

Prepaid expenses and other current assets total	4	92	6	6	23	—	33	98	2

Loans provided and interest receivables (net of adjusted loss in equity method investee of Rs. 8,607 million as at fiscal 2011 and Rs. Nil as at fiscal 2012)	—	—	—	—	1,497	—	1,497	—	—
License Fee paid under protest	—	—	2,899	2,899	—	—	2,899	2,899	57

Other non-current assets total	—	—	2,899	2,899	1,497	—	4,396	2,899	57

Advance received (including Rs. Nil and Rs. 201 million for fiscals 2011 and 2012 respectively from Tata Teleservices Ltd.)	—	201	—	—	—	—	—	201	4
Unearned revenues (including Rs. 366 and Rs. 356 million for fiscals 2011 and 2012 respectively from Tata Teleservices Ltd.)	781	716	—	—	25	—	806	716	14
License Fees payable	—	—	634	635	—	—	634	635	12

Accrued expenses and other current liabilities Total	781	917	634	635	25	—	1,440	1,552	30

License Fees payable	—	—	1,741	1,741	—	—	1,741	1,741	34

Other non-current liabilities total	—	—	1,741	1,741	—	—	1,741	1,741	34

Advances for investments	—	—	—	—	445	—	445	—	—

Commitments and contingencies	12 Months Ended
Mar. 31, 2012
Commitments and contingencies

28. Commitments and contingencies

Commitments

Bank Guarantees

Bank guarantees outstanding for fiscal years 2011 and 2012 are Rs. 1,411 million and Rs. 1,996 million (US$ 39 million) respectively. Bank guarantees are generally provided to government agencies in relation to performance under service agreement. The Company does not anticipate any liability on these guarantees.

Capital commitments

Capital commitments represent expenditures, principally relating to the construction of new buildings, undersea cables and expansion of transmission equipment, which had been committed under contractual arrangements with the majority of payments due within a period of one year. The amount of these commitments totaled Rs. 6,975 million (US$ 137 million) as of March 31, 2012. Out of this total amount Rs. 6342 million (US$ 125 million) is expected to be purchased in fiscal 2013.

Other Commercial Commitments

	As of March 31, 2012 (In millions)
Standby Letters of Credit
Less than 1 year	Rs.	1,956	US$	39
1 to 3 years		620		12
More than 3 years		9		—

Total amount committed	Rs.	2,585	US$	51

Contingencies

The Company is involved in a variety of proceedings, claims and litigation arising in the ordinary course of business. The Company periodically assesses its liabilities and contingencies in connection with these matters based upon the latest information available (with the assistance of external legal counsel wherever necessary). The Company accrues a loss contingency when it is probable that an asset has been impaired or a liability has been incurred as of the balance sheet date, and the amount of loss can be reasonably estimated. In respect of loss contingencies where the reliable estimate of loss is a range, the amount accrued is the better estimate of the loss within the range and when no amount within the range is a better estimate than any other amount, the minimum amount in the range in accrued. Loss contingencies that are reasonably possible but not probable as of the balance sheet date have been disclosed as contingencies with a range of possible loss, whenever it can be estimated.

The following is a description of material claims and losses where a potential loss is reasonably possible but not probable.

a)	Business related claims

In April 2010, the Company voluntarily disclosed to the U.S. Department of Justice and the U.S. Securities and Exchange Commission the results of an internal investigation conducted by outside counsel for the Company relating to the activities of a reseller of one of the Company’s subsidiaries, Tata Communications International Pte Ltd. The internal investigation found evidence that the reseller may have offered and made improper payments to officials of a government purchaser in a Southeast Asian country in connection with the resale of the Company’s products. The investigation also found evidence that the Company’s sales consultant in the country was aware of the reseller’s potentially improper activities. Such activities may have violated the U.S. Foreign Corrupt Practices Act. The investigation did not reveal any prior involvement or knowledge regarding these activities by senior management of the Company or its subsidiary. The Company has taken remedial action, including terminating its relationship with the sales consultant and with the reseller. The Company cannot predict the ultimate consequences of these matters at this time, nor can we reasonably estimate the potential liability, if any, related to these matters. However, based on the facts currently known, we do not believe that these matters will have a material adverse effect on our business, financial condition, results of operations or cash flow.

The Company is routinely party to suits for collection, commercial disputes, claims from customers and/or suppliers over reconciliation of payments for voice minutes, circuits, Internet bandwidth and/or access to the public switched telephone network, leased equipment, and claims from estates of bankrupt companies alleging that we received preferential payments from such companies prior to their bankruptcy filings. While management currently believes that resolving such suits and claims, individually or in aggregate, will not have a material adverse impact on the Company’s financial position, the FCPA investigations are subject to inherent uncertainties and management’s view of this matter may change in the future. If an unfavorable final outcome were to occur, such an outcome could have a material adverse impact on the Company’s financial position and results of operations for the period in which the effect becomes reasonably estimable. Claims against the Company of Rs. 955 million (US$ 19 million) are disputed by the Company of which an amount of Rs. 255 million (US$ 5 million) has been accrued as liability. If the dispute goes against the Company, Rs. 700 million (US$ 14 million) will be charged to statement of operations.

b)	ADC claim

Telecom Regulatory Authority of India (“TRAI”) reduced the Access Deficit Charge (“ADC”) rates effective April 1, 2007. All telecom services providers including NLD and ILD Operators in India are bound by the TRAI regulations; accordingly Tata Communications recorded the cost relating to ADC at revised rates as directed by TRAI. However, BSNL continued to bill at the ADC rate applicable prior to April 1, 2007. BSNL had filed an appeal against the TRAI directive of reduction in ADC & currently this matter is pending with Honorable Supreme Court. The possible liability on Company is Rs. 3,120 million (US$ 61 million).

c)	License fees claim

In fiscal 2010, DoT completed their assessment for fiscal 2006 and raised a demand of Rs. 1,046 million. The Company challenged DoT’s order in the TDSAT and TDSAT, in its order dated August 19, 2010, held: a) a license fee is not applicable on non-telecom income and other miscellaneous income; b) penalty and interest thereon is not applicable on a shortfall of a license fee; c) a deductions in AGR for cost items is not allowed; d) a suo-moto inter-license adjustment by the licensee is not permitted. Hence, the Company’s liability was reduced to Rs. 46 million including interest up to July 2012.

The DoT has filed an appeal in the Supreme Court against above mentioned judgment of TDSAT dated August 19, 2010 and currently the matter is pending in the Supreme Court.

Post Balance Sheet events	12 Months Ended
Mar. 31, 2012
Post Balance Sheet events

29. Post Balance Sheet events

Dividends

Any dividends declared by the Company are based on the profits available for distribution as reported in the statutory financial statement of Tata Communications India prepared in accordance with India GAAP. As of fiscal 2012, the amounts available for distribution, net of dividend tax are Rs. 9,115 million. Subsequent to March 31, 2012, the Board of Directors recommended a dividend of Rs. 2 per equity share, which is approved by the shareholders in the Annual General Meeting held on July 27, 2012.